UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: Parnassus Funds (811-04044) and Parnassus Income Funds (811-06673)

Parnassus Funds

Parnassus Income Funds

(Exact name of registrant as specified in charter)

1 Market Street, Suite 1600, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Marc C. Mahon

Parnassus Funds

Parnassus Income Funds

1 Market Street, Suite 1600, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 778-0200

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

Item 1: Report to Shareholders

PARNASSUS FUNDS®

SEMIANNUAL REPORT  ¡  JUNE 30, 2013

PARNASSUS FUNDS

Parnassus FundSM	PARNX

Parnassus Equity Income FundSM – Investor Shares	PRBLX

Parnassus Equity Income Fund – Institutional Shares	PRILX

Parnassus Mid-Cap FundSM	PARMX

Parnassus Small-Cap FundSM	PARSX

Parnassus Workplace Fund®	PARWX

Parnassus Asia FundSM	PAFSX

Parnassus Fixed-Income FundSM	PRFIX

PARNASSUS FUNDS	Semiannual Report • 2013

August 2, 2013

Dear Shareholder:

Enclosed are the semiannual reports for all the Parnassus Funds. I think that you’ll find that they make for interesting reading, as they describe our investment strategy and the results for the quarter. They will also give you insights into the companies we invest in. Below is a photograph of a recent reunion of our interns.

Front Row (from left to right): Chi Tran-Brandli, Rachel Tan, Cina Loarie, Jerome Dodson, Thao Dodson, Rachel Chang, Madeline Lissner and Annie Lee. Middle Row: Lori Lai, Andrea Reichert, Hallie Marshall, Ben Allen, Katherine Loarie, Bryan Wong, Ian Sexsmith, Minh Bui, Matthew Gershuny, Robert Klaber, Fred Jones and Marie Lee. Back Row: Russ Caprio, Dan Beck, Josh Harrington, Iyassu Essayas, Ryan Wilsey, Peter Tsai, Gee Leung, Ben Hamlin, Billy Hwan and John Haskell.

Interns

We have eight terrific interns on our research team this summer. Ben Hamlin is an MBA candidate at the Haas School of Business at the University of California, Berkeley. Prior to business school, he spent four years in the equity capital markets division of Bank of America Merrill Lynch. He graduated with honors from Claremont McKenna College, with a degree in economics. Ben enjoys cooking, tennis, travelling, and serves on the board of a non-profit that assists microfinance recipients.

John Haskell earned an MBA from the Harvard Business School this past May. His experience includes stints at Boston Consulting Group, Eagle Capital Management and the Capital Group. John studied comparative literature and society at Columbia University, where he earned a bachelor’s degree with honors. He also studied in China on a Fulbright Grant and in Syria on a scholarship from the U.S. National Security Education Program. John’s favorite leisure activities are reading fiction and playing with his dachshund.

Semiannual Report • 2013	PARNASSUS FUNDS

Annie Lee is an MBA candidate at the Wharton School at the University of Pennsylvania. She holds a bachelor’s degree in business administration and a master’s degree in accounting from the University of Texas at Austin. She worked in Visa’s corporate finance group and the investment banking division of RBC Capital Markets. Annie is a founding board member of Nonprofit Investor, an organization that evaluates non-profits, and a board member of Leap, an arts education non-profit in San Francisco. In her free time, Annie enjoys traveling, playing piano and attending concerts.

Madeline Lissner is also an MBA candidate at the Wharton School. Previously, she was an investment banker in the New York offices of Centerview Partners and Citigroup. Madeline graduated magna cum laude from Harvard College, where she studied economics and served as Secretary of her class. At Wharton, Madeline has led character-development backpacking treks in locations such as Antarctica and Patagonia.

Bryan Wong is pursuing his MBA at the Haas School of Business at the University of California, Berkeley. Prior to business school, he was a senior associate at the David & Lucile Packard Foundation and an analyst at two hedge funds, Wohl Capital and Khan Capital Management. Bryan earned a bachelor’s degree from Yale University with distinction in political science and international studies. He is an avid San Francisco Giants fan and is looking forward to getting married in August.

The following three interns are helping our environmental, social and governance (ESG) research team this summer. Rachel Chang is a senior at the University of California, Berkeley, where she is pursuing a bachelor’s degree in business with a minor in energy and resources. She previously interned with a social impact consulting firm in Singapore and the Lawrence Berkeley National Laboratory’s Department of Energy Efficiency.

Emily Dwyer graduated from Smith College in May, where she double-majored in economics and environmental science and policy. While at Smith, Emily served as the Student Liaison and Intern for the Environmental Science & Policy department. During her junior year, she studied at the Graduate Institute of International and Developmental Studies in Geneva, Switzerland, and interned for the United Nations Environment Programme Finance Initiative (UNEP FI).

Cina Loarie earned a bachelor’s degree in biology from Duke University and a master’s degree in conservation from Scripps Institution of Oceanography at the University of California, San Diego. She worked as an analyst at the China Greentech Initiative in Beijing and as a project manager at the California Ocean Protection Council in Oakland. Cina holds a 100-ton captain’s license from the U.S. Coast Guard, making her the first certified skipper to intern at Parnassus Investments. Cina plans to pursue her master’s degree in sustainable business administration from the Presidio Graduate School in San Francisco this coming fall.

In other personnel news, Amy Phan has accepted an offer to join Parnassus Investments as a full-time Marketing Associate in August, upon completion of her current internship with the firm. Amy graduated in May from the University of California, Berkeley as a quadruple major, with bachelor’s degrees in environmental economics and policy, media studies, political economy and sociology. She was on the leadership team of MarketingCamp San Francisco 2013 and is a strong advocate for the LGBTQIA community.

Andrew Saeta is currently interning on our sales and marketing team. He graduated from Stanford University in May with a bachelor’s degree in science, technology and society. As a member of the varsity swim team, Andrew earned four NCAA All-American honors, three PAC-12 First Team Academic All-American honors and competed in the 2008 and 2012 U.S. Olympic Trials. Andrew’s interests outside of the pool include designing and distributing custom t-shirts and playing guitar.

Flora Dai is a software engineer intern, working on improving the user experience on our website. She is working towards a bachelor’s degree in electrical engineering and computer science at the University of California, Berkeley. She is a music enthusiast and during her spare time, enjoys playing the piano.

Greg Owyang is an information technology intern, working to support our technology infrastructure. He is working towards a bachelor’s degree in mechanical engineering at the California State Polytechnic University, Pomona. He enjoys snowboarding and playing video games in his spare time.

PARNASSUS FUNDS	Semiannual Report • 2013

Downey Blount is a Compliance Project Manager, who will be handling special projects over the next three months. Downey brings a wealth of experience, as her prior positions include Mutual Fund Administration Manager at Montgomery Asset Management and Chief Compliance Officer at Matthews International Capital Management. She has a bachelor’s degree from the University of California, Santa Barbara, and attended law school at the University of San Francisco. Downey is fluent in Spanish and spent a year living in Spain.

Yours truly,

Jerome L. Dodson

President

Semiannual Report • 2013	PARNASSUS FUNDS

PARNASSUS FUND

Ticker: PARNX

As of June 30, 2013, the net asset value per share (“NAV”) of the Parnassus Fund was $45.81, so the total return for the quarter was 6.61%. This compares favorably to 2.91% for the S&P 500 Index (“S&P 500”) and 2.57% for the Lipper Multi-Cap Core Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”). For the quarter, we beat the S&P 500 by 3.7 percentage points and the Lipper average by 4.04 percentage points. Although we lagged our benchmarks by quite a bit at the end of the first quarter, we bounced back nicely in the second quarter, so that now we’re only a little over a percentage point behind the S&P 500 for the year-to-date: 12.78% vs. 13.82%; and only about half a percentage point behind the Lipper average: 12.78% vs. 13.34%. As you’ll see in the Company Analysis section, technology and telecommunications stocks helped us the most in this comeback quarter, but we also had help from financial stocks and a consumer-products company.

Below is a table comparing the Parnassus Fund with the S&P 500 and the Lipper average over the past one-, three-, five- and ten-year periods ended June 30, 2013. We’re ahead of both benchmarks for all periods except for the ten-year period, where we’re slightly behind both the S&P 500 and the Lipper average.

Parnassus Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended June 30, 2013

Parnassus Fund	27.16	19.28	10.57	7.20	0.90	0.90

S&P 500 Index	20.60	18.45	7.01	7.29	NA	NA

Lipper Multi-Cap Core Average	21.87	16.24	5.79	7.38	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 Composite Stock Index (also known as the S&P 500) is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Prior to May 1, 2004, the Parnassus Fund charged a sales load (maximum of 3.5%), which is not reflected in the total return calculations.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505.

Company Analysis

Six companies helped us the most during the quarter, with each one adding 20¢ or more to the NAV. No company took as much as 20¢ off the value of each fund share. The one that hurt us the most was Autodesk, which subtracted 19¢ from each Parnassus Fund share, as it fell from $41.24 to $33.94 – a decline of 17.7%. The company provides software for architects, engineers and designers. Weak demand in Europe caused the company to miss earnings expectations, and the company lowered revenue guidance for the full year. Despite the weak start to the year, Autodesk saw encouraging signs of demand in the commercial construction and manufacturing markets in North America, so we expect the stock to rebound, as economic activity picks up later in the year.

The Fund’s strongest performer was Ciena, a maker of optical equipment used in telecommunications networks. The stock soared 21.3% from $16.01 to $19.42 for a gain of 51¢ for each fund share. The large telecommunications service providers have delayed capital expenditures over the past several years because of the weak economy. This has put a big strain on the networks as they tried to handle an ever-increasing amount of data. The telecommunications companies are finally purchasing a lot more equipment. AT&T, Ciena’s largest customer, recently announced plans to increase capital expenditures by 15% per year over the next three years. Ciena recently gave guidance to analysts, projecting substantial increases in revenue over the coming year.

PARNASSUS FUNDS	Semiannual Report • 2013

Like Ciena, Finisar makes optical equipment for telecommunications networks, and during the quarter, its stock rose 28.5% from $13.19 to $16.95, adding 46¢ to the NAV. The company’s data-communications division generates almost 65% of the firm’s revenue, and customers of this division are rapidly upgrading the servers within their data centers to handle increased Internet traffic, so demand for Finisar’s equipment should remain strong.

Credit card issuer Capital One climbed 14.3% from $54.95 to $62.81, adding 29¢ to each fund share. Last year, the company’s quarterly earnings were very volatile, as Capital One integrated its recent acquisitions of online bank ING Direct and HSBC’s private label credit card portfolio. Earnings in the most recent quarter exceeded expectations, as the benefits of the acquisitions are becoming apparent.

Coach, the big retailer of handbags and accessories, rose 14.2% from $49.99 to $57.09, adding 27¢ to each fund share. The company posted better-than-expected results for its March quarter, led by solid sales in China and strong demand for men’s accessories in North America. While Coach faces more competition from newer entrants such as Michael Kors and Tory Burch, we believe the company’s reputation for high-quality handbags and accessories combined with its expansion in Asia will pave the way for healthy profits ahead.

Applied Materials is the world’s largest maker of equipment used in manufacturing semiconductors, and its stock climbed 10.6% during the quarter from $13.48 to $14.91, contributing 27¢ to each fund share. Rising demand for smartphones and tablets means that memory chipmakers and flat-panel display manufacturers have to buy more equipment from Applied Materials to meet this demand. Semiconductors are finding their way into more and more products, and Applied is one of only a few companies with the technology and the scale to provide equipment. The company’s president, Gary Dickerson, recently restructured Applied to increase efficiency and profitability.

Charles Schwab, the San Francisco-based bank and brokerage firm, jumped 20.0% from $17.69 to $21.23, while boosting the NAV by 24¢. Because of expectations for an increase in interest rates, the stock is now up an amazing 47.8% for the year-to-date. With higher rates, Schwab can earn much more on their banking assets, money market products and margin loans to brokerage clients. In February, the company told investors that if interest rates returned to their pre-crisis levels of the second quarter of 2008, Schwab’s earnings would be almost triple their current quarterly earnings of 15¢ per share. We’re holding onto most of our Schwab shares, even after the big move up, because we think there’s still more room for the stock to go higher.

Parnassus Fund Sector Weightings as of June 30, 2013 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Top 10 Holdings

(percentage of net assets)

Ciena Corp.	6.6%

Applied Materials Inc.	5.6%

Riverbed Technology Inc.	5.3%

Capital One Financial Corp.	4.8%

Finisar Corp.	4.7%

Coach Inc.	3.6%

EZchip Semiconductor Ltd.	3.4%

C.H. Robinson Worldwide Inc.	3.2%

Charles Schwab Corp.	3.1%

QUALCOMM Inc.	3.1%

Portfolio characteristics and holdings are subject to change periodically.

Semiannual Report • 2013	PARNASSUS FUNDS

Outlook and Strategy

Note: This section represents my thoughts and applies to two of the funds that I manage: the Parnassus Fund and the Parnassus Workplace Fund, which are managed as a pair. The outlook and strategy for the Parnassus Small-Cap Fund appears in that Fund’s section and was written by myself and Portfolio Manager, Ryan Wilsey. There is no outlook and strategy section for the new Parnassus Asia Fund, since that section already contains general thoughts about the ideas behind the Asia Fund.

The economy continues to grow at a slow pace with modest increases in job creation. Normally after a recession, the economy starts to grow at a rapid clip, with new job creation sometimes exceeding 300,000 or 400,000 per month. Since 2009, the economy has expanded slowly with job creation hovering in the range of 100,000 to, at most, 200,000. Looked at in one way, this slow growth is frustrating, because the unemployment rate remains high, and there are concerns that the economy may fall into a recession again.

Looked at another way, the slow growth phenomenon may not be all bad. The measured pace of growth may prevent the economy from overheating. The stock market seems to like the slow and steady rate of growth, as it has moved sharply higher this year with a gain of 13.82% for the S&P 500 for the first six months of the year.

Many economists and top government officials, including Federal Reserve Chairman Ben Bernanke, are concerned that the rate of growth is so slow, that the economy could fall back into a recession. In fact, Chairman Bernanke has had the Fed purchase $85 billion of securities per month, mostly in mortgage securities, to stimulate the economy.

Although I agree with the Bernanke policy, I think it’s highly unlikely that the economy will fall back into a recession, even if the Fed tapers off its purchase of securities and reduces the economic stimulus. The reason for my optimism is the state of the housing market. As many of you know, I’m convinced that almost without exception, the housing market is what drives the economy into a recession and pulls the economy out of a recession. It was clearly speculation in the housing market and abuse of subprime mortgages that drove us into the great recession of 2008. The crash of the housing market is what drove us to the brink of financial meltdown in 2008 and has kept the economy on its knees for so long.

Housing is now driving the economy forward. Existing home sales grew 12.9% in May, and home prices in the twenty largest American cities jumped 12.1% in April; the largest increase since 2006. At first glance, these numbers might cause concern that the housing market may be overheating again, but remember that these increases are from low bases. Lenders are more disciplined than they were in the 2006-2007 period, so it’s unlikely that things will get out of hand in the housing market – at least not right away. Also, for most of the country, housing prices are still far below their peaks of 2007-2008.

As home prices recover and construction picks up, bricklayers, carpenters, plumbers and electricians have more work. People will buy more furniture, home appliances, pots and pans, dishes, drapes and rugs, and so on throughout the economy. This is a force that is not easy to stop, so the economy should keep growing. Interest rates will rise slowly, but this should not choke off the expansion, since they remain low compared to historic levels.

Our portfolio is positioned to take advantage of this growth in the economy, as evidenced by our continuing position in homebuilders and our holdings in telecommunications and technology stocks. Even with the big move up in the stock market this year, stocks don’t appear to be overvalued. Volatility will continue, and may have big moves down when there are concerns that interest rates are moving higher. For us, though, this will be a good time to buy.

Yours truly,

Jerome L. Dodson

Portfolio Manager

PARNASSUS FUNDS	Semiannual Report • 2013

PARNASSUS EQUITY INCOME FUND

Ticker: Investor Shares - PRBLX

Ticker: Institutional Shares - PRILX

As of June 30, 2013, the NAV of the Parnassus Equity Income Fund-Investor Shares was $33.17. After taking dividends into account, the total return for the second quarter was 1.40%. This compares to increases of 2.91% for the S&P 500 Index (“S&P 500”) and 2.17% for the Lipper Equity Income Fund Average, which represents the average return of the equity income funds followed by Lipper (“Lipper average”). For the first half of 2013, the Fund posted a return of 14.28%, which compares favorably to gains of 13.82% for the S&P 500 and 13.01% for the Lipper average.

Parnassus Equity Income Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended June 30, 2013

Parnassus Equity Income Fund Investor Shares	23.76	17.04	8.88	8.74	0.90	0.90

Parnassus Equity Income Fund Institutional Shares	23.90	17.25	9.09	8.88	0.68	0.68

S&P 500 Index	20.60	18.45	7.01	7.29	NA	NA

Lipper Equity Income Fund Average	19.18	17.06	6.71	7.83	NA	NA

The total return for the Parnassus Equity Income Fund-Institutional Shares from commencement (April 28, 2006) was 8.75%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Equity Income Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. On March 31, 1998, the Fund changed its investment objective from a balanced portfolio to an equity income portfolio.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505.

To the left is a table that summarizes the performance of the Fund, the S&P 500 and the Lipper average. The returns are for the one-, three-, five- and ten-year periods ended June 30, 2013. Our goal is to beat our benchmarks over a full market cycle, so we’re not overly concerned about our slight underperformance for the three-year bull market period. More important to us are the five- and ten-year periods, because these reflect the Fund’s performance in positive return years, as well as bearish periods such as 2008 and early 2009.

Second Quarter Review

Stock prices surged in April and May, building on the previous quarter’s rally. The S&P 500 subsequently retreated 3.8% from a new record close set in May, but still managed to post a solid 2.9% gain for the quarter. The index faded in late June, after Federal Reserve Chairman Ben Bernanke said that he expects a tapering of central bank purchases of government and mortgage bonds later this year. Since a key goal of the Fed’s recent policy has been to boost asset prices, it’s not surprising that stocks dropped after Bernanke’s speech. On the bright side, the chairman emphasized that any reduction in Fed support of financial markets would be contingent upon further improvement in economic fundamentals.

The Fund trailed the S&P 500 this quarter by 151 basis points (one basis point equals 0.01%). For the period, our portfolio held far fewer financial and consumer discretionary stocks than the index. These allocation decisions reduced our return relative to the S&P 500 by a combined 0.8%, because these were the best two performing sectors in the index. The rest of our underperformance was due to individual stock selection.

Company Analysis

Iron Mountain, the nation’s largest document storage company, was the Fund’s biggest loser;

Semiannual Report • 2013	PARNASSUS FUNDS

it dropped 26.7% from $36.31 to $26.61, slicing 25¢ off the Fund’s NAV. In June, Iron Mountain’s management announced that the IRS had put on hold the company’s application to become a real estate investment trust (REIT), and that the agency was “tentatively adverse” to the application before doing so. One silver lining is that the halt was not specific to Iron Mountain, but rather, applied to a large number of other applicants as well. Since a REIT structure would drastically reduce Iron Mountain’s tax bill and increase its dividend, the stock fell sharply on the news.

In response to the “tentatively adverse” feedback, a team from Iron Mountain met with the IRS to press their case. Management thinks that the meeting went well and still expects to convert the company to a REIT. If this happens, the stock will move significantly higher. If it doesn’t, we don’t think there is much further downside from the current price. Since we still like Iron Mountain’s long-term business prospects, we bought more of the stock after the price drop in June.

Teleflex, a medical company that makes single-use products such as catheters, declined 8.3% to $77.49 from $84.51, and reduced the NAV by 8¢. The stock dropped after management reported weaker-than-expected revenue growth for the most recent quarter. In addition, the company has to pay a new medical device tax, which will trim earnings starting this year. Despite the sub-par quarter, we still think that Teleflex is well-positioned to grow profits and cash flow for the long-term, as it increases its portfolio of critical care products through acquisitions and R&D.

C.H. Robinson, a logistics brokerage company with an emphasis on trucking, trimmed the NAV by 5¢, as the stock fell 5.3% from $59.46 to $56.31. While this is a relatively modest impact, we offer a detailed account of the investment, because C.H. Robinson was the Fund’s largest holding as of June 30. The stock dropped this quarter because the company’s net revenue margin fell below expectations. Weak margins have been plaguing the company since early 2010, primarily for two reasons. The first is that C.H. Robinson has been brokering more low-margin, predictable shipments versus high-margin, rush deliveries, as compared to their historical mix. This is a result of the economy’s subdued recovery from the 2008-2009 recession. Simply put, when consumer demand is tepid, retailers don’t require as many rush deliveries to refill their shelves. The second issue is that some large competitors have decided to aggressively pursue market share gains by accepting lower brokerage margins.

We think that these problems will prove to be temporary, though it’s impossible to predict exactly when they will be resolved. We also believe that the stock price adequately reflects the margin-related concerns. Over the last two years, C.H. Robinson has dropped 31% from its all-time high of $81 to its quarter-end price of $56, which is one dollar less than our average cost and well below our intrinsic value estimate.

Charles Schwab, the San Francisco-based bank and brokerage firm, jumped 20.0% from $17.69 to $21.23 during the quarter, adding 18¢ to the Fund’s NAV. The stock is now up an amazing 47.8% for the year-to-date, mostly due to expectations of a continued rise in interest rates. With higher rates, Schwab can earn much more on their banking assets, money market products and margin loans to brokerage clients than they do today. In February, the company told investors that if interest rates returned to their pre-credit crisis levels of the second quarter of 2008,

Parnassus Equity Income Fund Sector Weightings as of June 30, 2013 (percentage of net assets)

Top 10 Holdings

(percentage of net assets)

C.H. Robinson Worldwide Inc.	4.4%

Applied Materials Inc.	4.1%

Procter & Gamble Co.	4.1%

Apple Inc.	3.9%

Mondelez International Inc.	3.1%

National Oilwell Varco Inc.	3.1%

Questar Corp.	3.0%

Waste Management Inc.	3.0%

PepsiCo Inc.	2.9%

Pentair Ltd.	2.9%

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Semiannual Report • 2013

Schwab’s earnings would be almost triple their current 15¢ quarterly rate. We trimmed our Schwab position in response to the big move up, but still held some stock at quarter-end.

Applied Materials, the manufacturer of semiconductor capital equipment, climbed 10.6% to $14.91 from $13.48 and increased the NAV by 14¢. The company’s customers are steadily increasing their capacity to build chips for computing devices, such as smartphones and tablets. Importantly for an equipment maker like Applied Materials, as the technical specifications for these chips evolve, they become more difficult and expensive to manufacture. This trend should continue for many years, and the company is well-positioned to profit from it. Another positive is that Applied Materials’ management team has significantly improved over the past 18 months, with the promotion of Gary Dickerson to President and the addition of Bob Halliday as Chief Financial Officer. These executives have already reshaped the company’s culture, with a focus on innovation, cost control and anticipating customer needs.

Google climbed 10.9% to $880.37 from $794.03 and added 13¢ to the NAV. The company reported excellent first quarter results in April, with revenues 31% higher than last year. Google’s mobile advertising sales are surging, and the company has done an excellent job at monetizing its non-search services, such as YouTube. We trimmed our Google position at an average price of $908 during the quarter, because we expect more modest investment returns given the current valuation.

Outlook and Strategy

Our overall strategy is basically unchanged from last quarter. We still think there are pockets of fragility in the global economy, but are encouraged by the fact that the housing market in the United States has roared back to life. According to the latest Case-Shiller report, national home prices rose at an average annual rate of 12.1% in April and were up a record 2.5% as compared to the previous month. This real estate recovery has increased the wealth of millions of American homeowners and encouraged new home construction. Since a homebuilding recovery usually precedes a broader economic expansion, it’s a great sign that builders sought permits in May at the highest rate since the spring of 2008.

Federal Reserve Chairman Ben Bernanke has taken note of the strength in the real estate market and the overall economy. On June 19, he announced that if the economy keeps improving as he expects, the central bank would soon reduce the size of its quantitative easing (QE) program, which is designed to boost asset prices and keep interest rates low. Bernanke specified that by year-end the Fed would ratchet down its monthly bond purchases from the current pace of $85 billion and likely end the program in 2014. Since the Fed has played a major role in propping up debt markets, we expect bonds to display increased volatility as QE tapers off and eventually expires. We wouldn’t be surprised to see turbulence in the stock market as well, since changes in the value of credit securities normally impact equity prices.

We’re still paying close attention to events overseas that could potentially impair the value of our portfolio companies. Europe’s persistent economic contraction and fragile credit system top our list of global concerns. Amazingly, the 17 nations that comprise the Eurozone are, in aggregate, enduring their sixth consecutive quarter of recession. This is the longest recession for the region since records began in 1995. We think that Europe’s banking system is still vulnerable to a credit shock, so the Fund didn’t own any financial firms with significant exposure to Europe as of quarter-end.

The market surge that culminated in the S&P 500’s record high in May lifted many of our stocks close to their intrinsic values. Two stocks, Nike and Valeant Pharmaceuticals, actually exceeded our fair value assessment, so we no longer own them as of quarter-end. In addition to these outright sales, we trimmed a handful of other positions in the Fund. We reinvested the sales proceeds into existing portfolio companies, as well as three new holdings: Apple, Thomson Reuters and National Oilwell Varco. These are terrific businesses with stocks that we think offer asymmetric payoffs, with far more potentially to gain than to lose. We hope to write about these stocks in detail as Fund winners in future reports.

Thank you for your trust and investment with us,

Todd C. Ahlsten	Benjamin E. Allen
Lead Portfolio Manager	Portfolio Manager

Semiannual Report • 2013	PARNASSUS FUNDS

PARNASSUS MID-CAP FUND

Ticker: PARMX

As of June 30, 2013, the NAV of the Parnassus Mid-Cap Fund was $22.50, so the total return for the quarter was 1.08%. This compares to 2.21% for the Russell Midcap Index (“Russell”) and 2.57% for the Lipper Multi-Cap Core Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”).

For the year-to-date, we are behind both the Russell and the Lipper average, as we have gained 11.00%, compared to 15.45% for the Russell and 13.34% for the Lipper average. Normally, we’d be thrilled with an 11% return for six-months, but it’s hard to celebrate when we’re trailing our benchmarks by such a large margin.

Our strategy of owning high-quality businesses at good prices should continue to generate shareholder wealth over the long-term. Since we began managing the Fund on September 30, 2008, the Fund’s annualized return is 12.03%, ahead of the Russell’s 11.94% and the Lipper average’s 8.77%. We’re also proud of our five-year return, which is well ahead of both the Russell and Lipper averages. Our three-year return is slightly behind the Russell but well ahead of the Lipper average, which we consider to be adequate considering the Fund’s relatively low risk profile.

Below is a table comparing the Parnassus Mid-Cap Fund with the Russell and the Lipper average for the one-, three- and five-year periods ended June 30, 2013, and for the period since inception on April 29, 2005.

Parnassus Mid-Cap Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Since Inception on 4/29/05	Gross Expense Ratio	Net Expense Ratio
for periods ended June 30, 2013

Parnassus Mid-Cap Fund	19.22	18.44	11.14	8.10	1.23	1.20

Russell Midcap Index	25.41	19.53	8.28	8.53	NA	NA

Lipper Multi-Cap Core Average	21.87	16.24	5.79	6.02	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Mid-cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large-cap companies.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2013, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.20% of net assets, exclusive of acquired fund fees, until May 1, 2014. This agreement will not be terminated prior to May 1, 2014, and may be continued indefinitely by the Adviser on a year-to-year basis.

Second Quarter Review

Mid-Cap stocks fell 2.9% to start the quarter, after the Labor Department reported that 88,000 jobs were created in March versus expectations of 200,000. The Russell then surged 9.4% to an all-time high by May 21st, when Federal Reserve policy makers expressed growing confidence in the economic recovery. Investor optimism didn’t last long though, as mid-cap stocks retreated 4.2% after Federal Reserve Chairman Ben Bernanke opened the door to curtailing the Fed’s stimulus program. When all was said and done, mid-cap stocks ended the turbulent quarter with a 2.2% gain.

The Fund trailed the Russell by 113 basis points (one basis point equals 0.01%) and the Lipper average by 149 basis points. During the quarter, we held fewer consumer discretionary stocks than the index, which cost us 71 basis points. We underweighted the sector relative to the index, but unfortunately, the sector outperformed the overall index. Making matters worse, the consumer discretionary stocks we owned underperformed their sector peers.

As usual, stock selection had a greater influence on the Fund’s return than sector allocation. We’ll get into specifics in the Company Analysis section, but our stock picks in the healthcare and information technology sector hurt us the most, reducing performance by almost two percentage points. Good stock picking in the financial and energy sectors helped make up some of the difference, by adding almost one percentage point to our performance.

PARNASSUS FUNDS	Semiannual Report • 2013

Company Analysis

Three stocks reduced the Fund’s NAV by 5¢ or more in the quarter, while three stocks added at least 7¢. The stock that hurt us the most was Iron Mountain, the nation’s largest document management company. The stock sank 26.7% to $36.31 from $26.61, slicing 17¢ from the NAV. In June, Iron Mountain’s management announced that the IRS had put on hold the company’s application to become a real estate investment trust (REIT), and that the agency was “tentatively adverse” to the application before doing so. One silver lining is that the halt was not specific to Iron Mountain, but applied to a large number of other applicants as well. Since a REIT structure would drastically reduce Iron Mountain’s tax bill and increase its dividend, the stock fell sharply on the news.

In response to the “tentatively adverse” feedback, a team from Iron Mountain met with the IRS to press their case. Management thinks that the meeting went well and still expects to convert the company to a REIT. If this happens, the stock will move significantly higher. If it doesn’t, we don’t think there is much further downside from the current price. Since we still like Iron Mountain’s long-term business prospects, we bought more of the stock after the price drop in June.

Concho Resources, a Texas-based oil and gas producer, declined 14.1% from $97.43 to $83.72, cutting 5¢ from the NAV. Natural gas prices slumped from $4.02 to $3.56 per million British Thermal Unit (Btu) during the quarter, which hurt Concho’s profits. We believe Concho’s deep inventory of oil and gas assets in West Texas creates a long runway for robust earnings growth ahead.

Medical equipment manufacturer Teleflex dropped 8.3%, from $84.51 to $77.49, reducing each fund share by 5¢. When the stock was close to its all-time high of $87 per share in early April, we trimmed our position. The stock proceeded to drop, after the company reported weaker-than-expected sales results. We are holding our remaining shares, because we believe Teleflex is well-positioned to deliver strong profits and cash flow in the coming years, as it expands its portfolio of critical care products through acquisitions and R&D.

Our biggest winner this quarter was Charles Schwab, the brokerage firm and bank. The stock soared 20.0% during the quarter to $21.23 from $17.69, adding 10¢ to the Fund’s NAV. The stock is up 47.8% for the year-to-date, primarily due to expectations of a continued rise in interest rates, which will allow Schwab to earn much more on their banking assets, money market products and margin loans to brokerage clients. In February, the company told investors that if interest rates returned to their pre-credit crisis levels of the second quarter of 2008, Schwab’s earnings would be almost triple their current 15¢ quarterly rate. We trimmed our Schwab position in response to the big move up and its large-cap size, but still held a position at quarter end.

Pentair, a water and energy industrial product manufacturer, added 8¢ to the Fund’s NAV, as its stock rose 9.4% to $57.69 from $52.75. The stock jumped during the quarter, because management reaffirmed its longer-term performance targets, given the rebounding U.S. residential construction market. We’re holding onto the stock, because we think the company can realize greater-than-expected efficiencies from its recent merger with Tyco Flow Control.

Parnassus Mid-Cap Fund Sector Weightings as of June 30, 2013 (percentage of net assets)

Top 10 Holdings

(percentage of net assets)

Pentair Ltd.	3.7%

C.H. Robinson Worldwide Inc.	3.6%

Shaw Communications Inc.	3.5%

Expeditors International of Washington Inc.	3.3%

Waste Management Inc.	3.2%

Insperity Inc.	3.2%

Sysco Corp.	3.0%

Questar Corp.	2.9%

Applied Materials Inc.	2.8%

MDU Resources Group Inc.	2.8%

Portfolio characteristics and holdings are subject to change periodically.

Semiannual Report • 2013	PARNASSUS FUNDS

Spectra Energy, a leading natural gas pipeline and storage company, added 7¢ to each Fund share, as its stock jumped 12.1% from $30.75 to $34.46. Strong distribution segment results, which saw higher customer usage due to colder weather, drove better than expected earnings results. Investor sentiment moved higher after the company announced plans to move its U.S. transmission and storage assets into a tax-advantaged master-limited partnership subsidiary.

Outlook and Strategy

Years of government stimulus, including near-zero inter-bank borrowing rates and over a trillion dollars of bond-buying, have driven mid-cap stocks up almost 200% from their March of 2009 lows. Investors now see easy Fed policy as a sign to buy stocks. So when the Fed recently signaled that it will probably wind down its $85 billion a month bond buying program next year, the markets sold off.

The stimulus of the past few years has helped get the country back on track. GDP has grown for the past fifteen quarters, consumer confidence hit a high in June, and the housing market is thriving, with home prices in multiple U.S. cities reaching record highs. The unemployment rate is also down to 7.6%, well below the 10% rate at recession peak.

We don’t think investors should fear the end of stimulus. We expect the Fed to proceed slowly, in a way that encourages continued economic growth. The economy will eventually become self-sustaining, and this should drive further stock market gains. In the meantime, we are using the market turbulence to buy the best businesses we can.

Our process of finding undervalued companies is always on a stock-by-stock basis. We currently own more technology and industrial companies than our benchmarks, because we’re finding especially good bargains in these sectors. Most of our holdings in these areas also have secular growth drivers, robust free cash flow and significant cash balances, which help mitigate downside risk.

During the quarter, we initiated a few sizeable positions. Autodesk is the market leader in 3D design and engineering software, which is used to design everything from Nike sneakers to San Francisco’s new Bay Bridge. Designers, architects and manufacturers are trained to use the company’s quality software early in their careers, so it’s difficult for them to switch to competing products. This in turn allows Autodesk to consistently raise prices with little resistance from clients.

Autodesk’s sluggish European growth recently disappointed investors, but the company has opportunities to expand its business in North America, Latin America and Asia. The recovery in the manufacturing and construction sectors, particularly in the U.S., should boost demand for Autodesk’s engineering design software. Since we believe Autodesk is a great business, we bought the stock when the price dropped and the valuation became attractive.

Another new position is Intuit. You probably know Intuit for its user-friendly TurboTax software. What is less appreciated by investors is its small business software segment, which offers products that simplify small businesses’ day-to-day tasks. The company has over five million users of its QuickBooks accounting software. Like Autodesk, Intuit’s widespread adoption creates high switching costs. The company’s competitive advantage is reflected in its impressive returns on capital, averaging 23.5% over the past ten years. We think management is top notch, and so is the company’s workplace, which Fortune magazine recognized in 2012 in its Top 100 Best Places to Work survey.

We also bought Cardinal Health, a leading pharmaceutical distributor in the United States. Cardinal is poised to benefit from greater health care spending on prescription drugs, driven by an aging population and expansion of health care insurance. Similar to Patterson Companies, another leading medical distributor, which we own in the Fund, we believe Cardinal is a wide-moat franchise with good growth prospects, solid free cash flow generation and a reasonable valuation.

PARNASSUS FUNDS	Semiannual Report • 2013

We remain committed to generating market-beating returns over the long-run, by focusing on our process of investing in attractively-valued, well-managed companies with strong growth prospects and competitive advantages.

Thank you for your investment in the Parnassus Mid-Cap Fund.

Matthew D. Gershuny	Lori A. Keith
Lead Portfolio Manager	Portfolio Manager

Semiannual Report • 2013	PARNASSUS FUNDS

PARNASSUS SMALL-CAP FUND

Ticker: PARSX

As of June 30, 2013, the NAV of the Parnassus Small-Cap Fund was $25.63, so the total return for the second quarter was a gain of 2.81%. By comparison, the Russell 2000 Index of smaller companies (“Russell 2000”) had a gain of 3.08%, and the Lipper Small-Cap Core Average, which represents the average return of the small-cap core funds followed by Lipper (“Lipper average”), had a gain of 2.44%. For the quarter, we underperformed the Russell 2000, but were slightly ahead of the Lipper average.

Year-to-date, the Fund is trailing both indices, up 7.83%, compared to 15.86% for the Russell 2000 and 14.78% for the Lipper average. Below is a table comparing the Parnassus Small-Cap Fund with the Russell 2000 and the Lipper average over the past one-, three- and five-year periods ended June 30, 2013 and the period since inception. Although our one- and three-year performance has been subpar, our longer-term five-year and since inception performance exceeded both benchmarks. Since our investment process (identifying high-quality businesses that are temporarily out-of-favor) remains the same, we expect to return to outperformance in the future.

Parnassus Small-Cap Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Since Inception on 4/29/05	Gross Expense Ratio	Net Expense Ratio
for periods ended June 30, 2013

Parnassus Small-Cap Fund	17.54	13.40	9.84	8.82	1.23	1.20

Russell 2000 Index	24.21	18.67	8.77	8.05	NA	NA

Lipper Small-Cap Core Average	23.93	17.59	8.14	7.67	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell 2000 Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Small-cap companies can be particularly sensitive to changing economic conditions and have fewer financial resources than large-cap companies.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2013, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.20% of net assets, exclusive of acquired fund fees, until May 1, 2014. This agreement will not be terminated prior to May 1, 2014, and may be continued indefinitely by the Adviser on a year-to-year basis.

Company Analysis

Three companies slashed 11¢ or more from each fund share. The company that hurt us the most was Iron Mountain, a document storage company whose stock dove 26.7% from $36.31 to $26.61, carving 14¢ off the Fund’s NAV. The IRS delayed action on the company’s application to convert to a real estate investment trust (REIT), because it needed further time to determine whether the company qualifies. Since a REIT structure would drastically reduce Iron Mountain’s tax bill, the stock fell sharply on this news. We bought more shares after the drop, because we think the stock is attractively priced, even if the company isn’t allowed to become a REIT. Of course, if the IRS ends up ruling in Iron Mountain’s favor, the stock should move much higher.

Ceragon Networks, a manufacturer of wireless communication equipment, sank 27.3% from $4.32 to $3.14, slicing 12¢ off the NAV. Ceragon reported weak earnings because Asian and European customers delayed large projects due to the weak economy. However, wireless data demand is growing rapidly because of increased smartphone and tablet usage, which should eventually force Ceragon’s customers to upgrade their networks.

Blount International, the leading manufacturer of chainsaw cutting chains, slumped 11.7% from $13.38 to $11.82, knocking 11¢ off the NAV. Husqvarna, a large chainsaw manufacturer, announced that it will begin manufacturing its own cutting chains rather than sole-sourcing from Blount. Although this will negatively impact Blount, it will take Husqvarna two years to build a factory and another year to fine-tune the

PARNASSUS FUNDS	Semiannual Report • 2013

manufacturing process. Additionally, most of Blount’s sales are replacement chains sold to end customers, where its Oregon brand has excellent name recognition.

Three companies helped the Fund the most, two optical-communications equipment-manufacturers and a pharmaceutical company: each contributed 15¢ or more to the NAV. Finisar, a manufacturer of optical components used in data centers and communications networks, provided the biggest gain, adding 26¢ to each fund share as its stock rocketed up 28.5%, from $13.19 to $16.95. Finisar benefited from Internet data growth, as its customers added data center servers to meet demand. Finisar’s products connect servers within the data center, allowing very rapid data transfer. As the number of data center servers increases, demand for Finisar’s equipment should remain strong.

Ciena, a manufacturer of high-speed optical routers used in communications networks, jumped 21.3%, from $16.01 to $19.42, increasing the NAV by 23¢. Ciena also benefited from Internet data growth, which finally forced telecommunications carriers to upgrade to faster networks. Ciena’s focus on next-generation technology is paying off, because it is winning new orders and gaining market share.

Salix Pharmaceuticals, a pharmaceutical company focused on treatments for gastrointestinal disorders, soared 29.2% from $51.18 to $66.15, boosting each fund share by 15¢. The stock rose as Apriso, Salix’s treatment for irritable bowel disease, grew 50% as it benefited from a competitor’s stumble. Additionally, Salix’s largest drug, Xifaxan, a treatment for liver failure and traveler’s diarrhea, has significant room to grow because its results appear to be superior to alternative treatments.

Outlook and Strategy

Given the market’s strong run-up so far this year, we expect a temporary pullback as investors digest recent stock gains, higher interest rates and contemplate a world with less Federal Reserve stimulus. However, we remain bullish longer-term, because the economy is healing. GDP grew 1.8% in the first quarter, the fifteenth consecutive quarter of growth, while consumer confidence hit a five-year high in June. Additionally, the unemployment rate declined to 7.6% in May, down from 8.2% one year ago and 10% at the peak of the recession. We expect the economy to improve and interest rates to move higher, but not enough to derail the economic recovery. Therefore, we have positioned the Fund to benefit from four opportunities: a sustained housing recovery, higher interest rates, increased demand for faster Internet and competitively advantaged businesses with company-specific drivers.

The U.S. housing market has begun a substantial, long-term recovery. Existing home sales grew 12.9% in May, and home prices in the twenty largest U.S. cities jumped 12.1% in April, the largest increase since 2006. In fact, in our hometown of San Francisco, housing prices jumped an amazing 23.9% in April, thanks to an influx of technology companies and their employees moving into the city. We don’t expect these eye-popping gains to continue, but we do expect housing sales to grow over time because prices remain very affordable in most parts of the country. This growth helps our homebuilder investments PulteGroup and Toll Brothers, as well as our title insurer investment, First American Financial.

Parnassus Small-Cap Fund Sector Weightings as of June 30, 2013 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Top 10 Holdings

(percentage of net assets)

Ciena Corp.	5.3%

Finisar Corp.	4.7%

VCA Antech Inc.	4.2%

Riverbed Technology Inc.	3.9%

UTi Worldwide Inc.	3.8%

First Horizon National Corp.	3.7%

First American Financial Corp.	3.7%

Gentex Corp.	3.6%

MICROS Systems Inc.	3.6%

EZchip Semiconductor Ltd.	3.5%

Portfolio characteristics and holdings are subject to change periodically.

Semiannual Report • 2013	PARNASSUS FUNDS

Interest rates have begun to rise, with the 10-year Treasury jumping from 1.6% at the beginning of May to 2.5% at the end of June, and we have positioned our portfolio to benefit. Our bank investments in First Horizon National, Pinnacle Financial Partners and TCF Financial benefit from increasing rates because they earn a higher return on their loans. Additionally, Insperity benefits because the company collects payroll cash from employers in advance of paying employees and can invest this cash in short-term investments. Recently, short-term investments have yielded very little, but as rates increase, this cash will generate meaningful earnings for Insperity.

Consumers and businesses continue to demand ever-faster Internet speeds. As carriers deploy faster networks, consumers have quickly found new ways to consume data, such as streaming their favorite television shows and sporting events. Finisar and Ciena make high-speed optical networking-equipment that moves enormous amounts of data very quickly. As carriers compete to attract and retain customers, we expect significant reinvestment in their networks, which will benefit both Finisar and Ciena.

Thanks to faster Internet speeds, business software is transitioning to a Software-as-a-Service (SaaS) model, where the software is hosted at a central data center and employees access it via high-speed Internet service. Our Riverbed Technology investment benefits from this transition, because it offers technology that accelerates data-transfer across the Internet. Using Riverbed, employees can access SaaS without any annoying delays.

We also own a collection of businesses that benefit from company-specific trends. For example, thanks to its superior technology, Gentex supplies nine out of ten auto-dimming rearview car mirrors around the world. Gentex will benefit for many years as this safety feature trickles down from luxury cars to mid- and lower-priced cars. Another example is our most recent investment, MRC Global, the largest distributor of pipes and valves to the energy sector. The company benefits from the rapid expansion of shale drilling in the U.S., which requires significant amounts of pipes and valves.

The Small-Cap Fund invests in high-quality businesses that are temporarily out-of-favor. We have positioned the Fund to benefit from a sustained housing recovery, higher interest rates, increased demand for faster Internet and competitively advantaged businesses with specific drivers. Our investment process remains the same since inception, so we expect to return to outperformance in the future. We thank you for investing in the Parnassus Small-Cap Fund.

Yours truly, Jerome L. Dodson Lead Portfolio Manager	Ryan Wilsey Portfolio Manager

PARNASSUS FUNDS	Semiannual Report • 2013

PARNASSUS WORKPLACE FUND

Ticker: PARWX

As of June 30, 2013, the NAV of the Parnassus Workplace Fund was $25.15, so the total return for the quarter was 4.75%. This compares favorably to 2.91% for the S&P 500 Index (“S&P 500”) and 2.65% for the Lipper Large-Cap Core Average, which represents the average return of the large-cap core funds followed by Lipper (“Lipper average”). Although we lagged the S&P 500 by more than two percentage points in the first quarter of the year, we’ve now practically closed the gap. For the year-to-date, we’re up 13.44%, compared to 13.82% for the S&P 500 and 13.19% for the Lipper average.

Below is a table comparing the Parnassus Workplace Fund with the S&P 500 and the Lipper average for the past one-, three- and five-year periods ended June 30, 2013, and for the period since inception. As you can see from the table, we’re ahead of all the benchmarks for all periods.

Company Analysis

Four companies each contributed 12¢ or more to the NAV of the Parnassus Workplace Fund. Only one company knocked 12¢ or more off the price of each fund share, and that was Autodesk, which sliced 15¢ off the NAV, as its stock sank 17.7% from $41.24 to $33.94. The company provides software for architects, engineers and designers, and weak demand in Europe caused the company to miss earnings expectations and lower revenue guidance for the full-year. Despite the weak start to the

Parnassus Workplace Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Since Inception on 4/29/05	Gross Expense Ratio	Net Expense Ratio
for periods ended June 30, 2013

Parnassus Workplace Fund	26.69	19.33	13.36	10.11	1.14	1.14

S&P 500 Index	20.60	18.45	7.01	6.31	NA	NA

Lipper Large-Cap Core Average	20.42	16.64	5.84	5.74	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell 2000 Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Small-cap companies can be particularly sensitive to changing economic conditions and have fewer financial resources than large-cap companies.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505.

year, Autodesk saw encouraging signs of demand in the commercial construction and manufacturing markets in North America, so we expect the stock to rebound, as economic activity picks up later in the year.

The stock that contributed the most to our second quarter performance was Charles Schwab, which added 20¢ to the value of each fund share. The stock soared 20.0% during the quarter from $17.69 to $21.23. Because of expectations for an increase in interest rates, the stock is now up an amazing 47.8% for the year-to-date. With higher rates, Schwab can earn much more on their banking assets, money market products and margin loans to brokerage clients. In February, the company told investors that if interest rates returned to their pre-crisis levels of the second quarter of 2008, Schwab’s earnings would be almost triple their current quarterly earnings of 15¢ per share. We’re holding onto most of our Schwab shares, even after the big move up, because we think there’s still more room for the stock to move higher.

Credit card issuer Capital One climbed 14.3% from $54.95 to $62.81, adding 16¢ to each fund share. Last year, the company’s quarterly earnings were very volatile, as Capital One integrated its recent acquisitions of online bank ING Direct and HSBC’s private label credit card portfolio. Earnings in the most recent quarter exceeded expectations, as the benefits of the acquisitions are becoming apparent.

Semiannual Report • 2013	PARNASSUS FUNDS

Applied Materials, the big maker of equipment used in semiconductor-manufacturing, saw its stock climb 10.6% from $13.48 to $14.91 for a gain of 13¢ on the NAV. Rising demand for smartphones and tablets means that memory-chipmakers and flat-panel display manufacturers have to buy more equipment from Applied Materials. Semiconductors are finding their way into more and more products, and Applied is one of only a few companies with the technology and the scale to provide equipment to meet this demand. Also, the company’s president, Gary Dickerson, has restructured Applied to increase efficiency and profitability.

Cisco Systems makes switches, routers and other networking equipment, and its stock jumped 16.3% during the quarter from $20.91 to $24.31, while adding 12¢ to the Fund’s NAV. Robust demand from telecommunications service providers for routers and video products, along with higher sales of its data center products, drove improved results during the quarter. After several years of losing market share in its core networking segment to Hewlett-Packard and Juniper Networks, Cisco regained share with its innovative networking products. A coming introduction of new cloud-computing and mobile-products along with improving gross margins should move the stock higher.

Yours truly,

Jerome L. Dodson

Portfolio Manager

Parnassus Workplace Fund Sector Weightings as of June 30, 2013 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Top 10 Holdings

(percentage of net assets)

Applied Materials Inc.	5.0%

Capital One Financial Corp.	4.8%

Expeditors International of Washington Inc.	4.8%

Riverbed Technology Inc.	4.6%

Intuit Inc.	4.3%

Charles Schwab Corp.	4.1%

C.H. Robinson Worldwide Inc.	4.1%

Intel Corp.	3.9%

First Horizon National Corp.	3.7%

Wells Fargo & Co.	3.7%

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Semiannual Report • 2013

PARNASSUS ASIA FUND

Ticker: PAFSX

As of June 30, 2013, the NAV of the Parnassus Asia Fund was $14.95, so the total return since inception on April 30, 2013 was a loss of 0.33%. This compares favorably to a loss of 7.52% for the MSCI AC Asia Pacific Index (“MSCI Index”) and a loss of 7.95% for the Lipper Pacific Region Average, which represents the average return of the Asia Pacific Region funds followed by Lipper (“Lipper average”). Below you will find a table comparing the Asia Fund with the MSCI Index and the Lipper average for the period since inception.

As you can see, we are well ahead of both of our benchmarks, but I cannot credit my brilliance in stock-picking for these terrific results. As shown in the portfolio report, we have less than 6% of the Fund’s assets in stocks with the rest in cash. The reason we have been able to beat the benchmarks by so much is that we held most of our assets in cash, while the Asian markets had big moves down after the big run-up over the past year. So we were lucky to be in cash instead of Asian stocks over the past two months.

Why did we have so much cash on hand? The Fund invests principally in stocks of Asian companies that we believe are financially sound and have good prospects for the future. The companies in which the Fund invests must, in our opinion, be undervalued, but they must also have good prospects for long-term capital appreciation over the course of the expected holding period. As we invest the initial assets of the Fund, we are being very careful and deliberate in making investment decisions. We will continue to have cash holdings where we believe that such cash holdings, given the risks and characteristics of the available securities in which the Fund may invest, are more beneficial to shareholders than investments in such securities.

Parnassus Asia Fund
Average Annual Total Returns (%)	Since Inception on 4/30/13	Gross Expense Ratio	Net Expense Ratio
for periods ended June 30, 2013

Parnassus Asia Fund	-0.33	5.00	1.45

MSCI AC Asia Pacific Index	-7.52	NA	NA

Lipper Pacific Region Average	-7.95	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The MSCI AC Asia Pacific Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. This fund invests primarily in non-U.S. securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2013, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.45% of net assets, exclusive of acquired fund fees, until May 1, 2014. This agreement will not be terminated prior to May 1, 2014, and may be continued indefinitely by the Adviser on a year-to-year basis.

The ESG factors (environmental, social and governance) of our companies are taking particular time to consider. Unfortunately, information on ESG criteria is not as available for Asian companies as it is for U.S. companies. Also, the ESG record of many Asian companies is not as good as that of U.S. companies, in general. This forces us to take extra time to assemble information and to put it into context per company. Both slow the investment process.

Making decisions on ESG factors is also a very subjective matter. No company, of course is perfect. We have to make decisions based upon available information about a company’s intentions and its record. We have been pleasantly surprised with the responsiveness of some companies to our ESG questions. So, while we do have more good companies to choose from for the U.S. funds, we are building a base of good Asian companies as well.

Given these difficulties, why are we starting an Asia Fund? The short answer is that economies within the region are very dynamic and creative. The region is growing at a fast pace, and we expect that growth to continue. It contains the world’s fastest growing middle class, and it is the scene of much technological innovation. Asia is also a region with a lot of entrepreneurship, as well as political and financial reform. For all these reasons, we believe it makes sense to invest in Asia ahead of future positive developments.

Semiannual Report • 2013	PARNASSUS FUNDS

We do have some important assets in managing the Parnassus Asia Fund. We have almost 30 years of successful experience in making investments, which will guide us going forward. Also, we have a great staff member, helping me as a senior analyst. Billy Hwan is a graduate of Stanford University and holds an MBA from the University of California at Berkeley. He also speaks Mandarin and Japanese. Previously, he worked as an analyst at Dodge & Cox, a large mutual fund company based here in San Francisco. Billy also interned at Matthews Asia Funds, the biggest mutual fund company specializing in Asian stocks. Billy and I spent three weeks in Asia in May, visiting thirty companies in Thailand, Singapore, Indonesia, Hong Kong, Taiwan and Japan. This has given us a lot of intellectual capital to use in making investment decisions for the Fund.

We are actively seeking to be fully invested, as soon as possible, within the mandates of the Fund’s investment strategy, and we plan to watch for opportunities to buy stocks at low prices, should there be another downward correction in the Asian stock markets.

There are only four stocks in the portfolio right now, but they will give you an idea of the strategy we’re pursuing. Keppel Corporation is based in Singapore and does infrastructure and offshore rig construction. Thanachart Capital is a fast-growing bank in Thailand. Samsung Electronics is a South Korean semiconductor company that also has a large business in smartphones. Applied Materials is a U.S.-based company that makes equipment for use in manufacturing semiconductors, but almost half of its business is in Asia, where most semiconductors are now produced.

We hope you are as excited about the new fund as we are.

Yours truly,

Jerome L. Dodson

Portfolio Manager

Parnassus Asia Fund Sector Weightings as of June 30, 2013 (percentage of net assets)

Fund Holdings

(percentage of net assets)

Applied Materials Inc.	2.0%

Thanachart Capital PCL	1.7%

Samsung Electronics Co. Ltd.	1.1%

Keppel Corp. Ltd.	0.9%

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Semiannual Report • 2013

PARNASSUS FIXED-INCOME FUND

Ticker: PRFIX

As of June 30, 2013, the NAV of the Parnassus Fixed-Income Fund was $17.04, producing a loss for the quarter of 1.65% (including dividends). This compares favorably to a loss of 2.33% for the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate Index”) and a loss of 3.06% for the Lipper A-Rated Bond Fund Average, which represents the average return of all A-rated bond funds followed by Lipper (“Lipper average”). For the first half of 2013, the Fund posted a loss of 2.07%, which compares favorably to losses of 2.44% for the Barclays Aggregate Index and 2.81% for the Lipper average.

Below is a table comparing the performance of the Fund with that of the Barclays Aggregate Index and the Lipper average. Average annual total returns are for the one-, three-, five- and ten-year periods ended June 20, 2013. For June 2013, the 30-day subsidized SEC yield was 0.82%, and the unsubsidized SEC yield was 0.71%.

Before discussing the Fund’s performance this quarter, I would like to briefly introduce myself. I joined Parnassus on May 1st as Portfolio Manager for the Fixed-Income Fund and was most recently with Wells Fargo in their Fixed Income Group. It’s a pleasure to be part of such a dedicated team, and I am honored to have the privilege of working for you, our shareholders.

Parnassus Fixed-Income Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended June 30, 2013

Parnassus Fixed-Income Fund	-1.79	2.76	4.57	4.03	0.79	0.68

Barclays U.S. Aggregate Bond Index	-0.69	3.51	5.19	4.52	NA	NA

Lipper A-Rated Bond Fund Average	0.44	4.56	5.76	4.53	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The Barclays U.S. Aggregate Bond Index is an unmanaged index of bonds, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2013, Parnassus Investments has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 0.68% of net assets for the Parnassus Fixed-Income Fund. This agreement will not be terminated prior to May 1, 2014, and may be continued indefinitely by the Adviser on a year-to-year basis. To provide better alignment with the overall investment objective of the Fund, the Barclays U.S. Aggregate Bond Index replaced the Barclays Capital U.S. Government/Credit Bond Index as of May 1, 2013. The returns for the Barclays Capital U.S. Government/Credit Bond Index for the one-, three-, five- and ten-year periods were -0.62%, 3.87%, 5.28% and 4.42%, respectively, which reflect no deduction for fees, expenses or taxes.

Second Quarter Review

Yields gradually moved lower through April as investors were concerned about the impact of both sequestration (the Federal government’s spending reduction program) and a deepening recession in Europe. By May 1st, the yield on the 10-year Treasury had drifted down to 1.68% from a 12-month high of 2.05% in February. This yield movement benefitted the Fund because as yields decrease, prices on bonds increase, and so the Fund gained 1.21% during the month.

May 1st was not only my first day managing the Fund, but it also represented a turning point for the markets. I was encouraged by improving economic conditions, particularly in the housing market and both the service and retail sectors, and believed strength in these areas would lead to more robust economic growth. As a result, I positioned the portfolio defensively against a rising rate environment, anticipating that improving economic conditions would drive interest rates higher. The Fund’s average duration dropped from 6.19 years to 3.75 years due to this change (versus the Barclays Aggregate Index’s duration of 5.28 years). As a reminder, duration is a measure of interest rate sensitivity and indicates how much, in percentage terms, a bond price will move for a 1% change in interest rates.

By June 1st, the 10-Year Treasury had risen to 2.12% because of improving economic data. Later in the month, Federal Reserve Chairman Ben Bernanke detailed the Central bank’s intention to gradually reduce its bond-buying stimulus program from $85 billion per month today to $0 by the middle of 2014, if economic conditions support removing the stimulus. The market

Semiannual Report • 2013	PARNASSUS FUNDS

reacted by sending yields higher and prices lower, in anticipation of less demand for bonds coming from the Federal Reserve. Subsequently, the yield on the 10-Year Treasury climbed to 2.49% as of the close of the quarter.

Because of the Fund’s shortened duration during the last two months, it outperformed with a loss of 1.65%, as compared to the Barclays Aggregate Index’s negative 2.33% return.

Outlook and Strategy

There are several strategic differences between the allocation of the Fund and the Barclays Aggregate Index. Aside from having a shorter duration, the Fund also owns more corporate bonds than the benchmark. The corporate credits have been carefully selected using the same criteria as the Parnassus equity funds. In fact, many of the companies in which the Fund has invested are also holdings in Parnassus equity funds. Those credits should outperform their peers and the market as a whole due to their strong competitive advantages and improving fundamentals.

As I consider the outlook for the bond market, I continually revisit a historical yield chart from 2009-2011. This was the period right before the Federal Reserve began injecting the market with the bulk of its unprecedented quantitative easing programs. Just as the economy rebounded from the depths of the 2008-2009 recession, the 10-Year Treasury yield hovered between 3.50% and 4.00%, well above today’s approximately 2.50% level. I believe that the earlier range is a good proxy for where yields will be over the intermediate term, simply because it best represents an environment absent of major Federal Reserve intervention. In short, I’m encouraged by recent economic data, and so will continue to defensively position the Fund against rising interest rates.

Thank you for your investment in the Parnassus Fixed-Income Fund.

Yours truly,

Samantha D. Palm

Portfolio Manager

Parnassus Fixed-Income Fund Sector Weightings as of June 30, 2013 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Semiannual Report • 2013

Responsible Investing Notes

By Milton Moskowitz

Mondelez International, a new company, joined the Parnassus portfolio ranks in 2013, and one of its first initiatives, in June, was to launch a Cocoa Life Sustainability program in the Ivory Coast. Undertaken with the cooperation of the Ivorian government and CARE International, the program will help some 4,000 cocoa farmers in that West African country to boost their productivity and organize community development projects like building new schools. The first of a series of cocoa initiatives planned for the next three years, this is a logical investment for Mondelez since it considers itself the world’s largest chocolate maker, sold under such brand names as Cadbury, Milka, Toblerone and Lacta.

Mondelez was created last year when Kraft Foods decided to split itself in two. One part, still called Kraft Foods, retained the packaged grocery products, such as Kraft Macaroni & Cheese, Philadelphia cream cheese, Velveeta, Oscar Mayer meats and Maxwell House coffee. With revenues of $18.3 billion and 23,000 employees, Kraft ranks 151st on this year’s Fortune 500 list.

The second part holds all the fun snack products, such as Oreo cookies, Trident chewing gum, Nabisco crackers, LU cookies and the extensive chocolate larder of Cadbury, long an icon of social responsibility in the United Kingdom. With revenues of $35 billion and 110,000 employees, Mondelez debuted on the Fortune 500 list this year in the 88th position.

What about that name? Employees were asked to submit their ideas, and from the 1,700 names received the company took two – monde, meaning world, and delez, a made-up word signifying delicious – and cobbled them into Mondelez, pronounced “mohn-dah-Leez.” It flashes over the ticker-tape as MDLZ.

PepsiCo, another giant from the food and beverage world (No. 43 on the Fortune 500 list), is also a recent addition to our portfolio – and it has an interesting problem. The company’s Frito-Lay division blazed its way to the top of the snack market with a line of salty, high calorie treats: Fritos, Doritos, Lay’s potato chips, supplemented with sugary Pepsi-Cola. The people at PepsiCo are well aware of the healthy food movement, and they are incorporating it into their business strategy. PepsiCo has reduced the sodium and calories in its products, and now has in place such rules as these: “We do not offer full-calorie soft drinks for students in K-12 SChools.” “We do not offer energy drinks for students in K-12 schools.” Beyond that, PepsiCo has established a Global Nutrition Group, whose goal is to increase sales of nutritious products from $10 billion in 2010 to $30 billion by 2020. The brands defined as nutritious by PepsiCo include: Quaker Oats, Gatorade and Tropicana.

You will see a manifestation of this good-for-you policy this summer when PepsiCo enters the U.S. yogurt market with a partner, the Theo Muller Group, a 100-year old German dairy company. PepsiCo has also set up partnerships with two other dairy companies: Wimm-Bill-Dan in Russia and Almarie of Saudi Arabia. The new yogurt line will carry the Quaker brand name.

These two corporate behemoths, Mondelez and PepsiCo, share one unusual characteristic: each is headed by a woman. The CEO of Mondelez is Irene Rosenfeld, who has spent her entire working life in the food industry, virtually all of it with Kraft. For two years, 2004 to 2006, she headed up the Frito-Lay division of PepsiCo. The CEO of PepsiCo is India-born Indra Nooyi, who worked at the Boston Consulting Group before joining PepsiCo in 1994. She became the fifth CEO in Pepsi’s history in 2006. Only 21 companies on the Fortune 500 list have a female CEO.

Target, the nation’s fourth largest retailer, has philanthropy in its genes, having been nurtured by the Dayton department store chain based in Minneapolis. Dayton started the 5% Club 67 years ago; it was composed of companies which pledged to allocate 5% of taxable income to charity; Target continues to honor that pledge. This year it formed a partnership with Feed USA, tagging 50 different products whose sales would trigger food giveaways to needy families. The program is expected to generate donations of 10 million meals…“More than 2,000 children die each day due to diarrheal diseases caused by unsafe water,” according to Chelsea Clinton. In 2010, Procter & Gamble made a commitment to the Clinton Global Initiative, promising to deliver two billion liters of clear water to developing countries every year until 2020. In May, it delivered its six billionth liter in Myanmar, claiming to have saved some 32,000 lives…Google has set a high bar with its Global Impact Awards. In April, it announced a $3 million grant to three organizations – Polaris Project, Liberty Asia and La Strada International – that are engaged in identifying and quashing human trafficking (prostitution, slave labor, medical experimentation). Then, in June, Google went to London to announce four awards to non-profit groups working to improve the world. The winners were: Integrity Action, CDI Apps for Food, Solar Air and the Zoological society of London. Each grant was worth $750,000.

Semiannual Report • 2013	PARNASSUS FUNDS

Milton Moskowitz is the co-author of the Fortune magazine survey, “The 100 Best Companies to Work For,” and the co-originator of the annual Working Mother magazine survey, “The 100 Best Companies for Working Mothers.” Mr. Moskowitz serves as a consultant to Parnassus Investments in evaluating workplaces for potential investments by the Parnassus Workplace Fund. Neither Fortune magazine nor Working Mother magazine has any role in the management of the Parnassus Funds, and there is no affiliation between Parnassus Investments and either publication.

PARNASSUS FUNDS	Semiannual Report • 2013

Fund Expenses (unaudited)

As a shareholder of the Funds, you incur ongoing costs, which include portfolio management fees, administrative fees, shareholder reports, and other fund expenses. The Funds do not charge transaction fees, so you do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions, redemption fees, and exchange fees. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the period of January 1, 2013 through June 30, 2013.

Actual Expenses

In the example below, the first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may compare the ongoing costs of investing in the Fund with other mutual funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Semiannual Report • 2013	PARNASSUS FUNDS

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in these Funds. Therefore, the second line of each Fund is useful in comparing only ongoing costs and will not help you determine the relative total costs of owning other mutual funds, which may include transactional costs such as loads.

	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period*
Parnassus Fund: Actual	$1,000.00	$1,127.77	$4.75
Hypothetical (5% before expenses)	$1,000.00	$1,020.33	$4.51
Parnassus Equity Income Fund – Investor Shares: Actual	$1,000.00	$1,042.79	$4.78
Hypothetical (5% before expenses)	$1,000.00	$1,020.33	$4.51
Parnassus Equity Income Fund – Institutional Shares: Actual	$1,000.00	$1,143.06	$3.61
Hypothetical (5% before expenses)	$1,000.00	$1,021.42	$3.41
Parnassus Mid-Cap Fund: Actual	$1,000.00	$1,110.01	$6.28
Hypothetical (5% before expenses)	$1,000.00	$1,032.83	$6.05
Parnassus Small-Cap Fund: Actual	$1,000.00	$1,078.25	$6.18
Hypothetical (5% before expenses)	$1,000.00	$1,018.84	$6.01
Parnassus Workplace Fund: Actual	$1,000.00	$1,134.42	$6.03
Hypothetical (5% before expenses)	$1,000.00	$1,019.14	$5.71
Parnassus Asia Fund: Actual	$1,000.00	$996.67	$2.46
Hypothetical (5% before expenses)	$1,000.00	$1,006.03	$2.47
Parnassus Fixed-Income Fund: Actual	$1,000.00	$979.26	$3.34
Hypothetical (5% before expenses)	$1,000.00	$1,021.42	$3.41

*Expenses are equal to the Fund’s annualized expense ratio of 0.90%, 0.90%, 0.68%, 1.20%, 1.20%, 1.14%, 5.00% and 0.68% for the Parnassus Fund, Parnassus Equity Income Fund – Investor Shares, Parnassus Equity Income Fund – Institutional Shares, Parnassus Mid-Cap Fund, Parnassus Small-Cap Fund, Parnassus Workplace Fund, Parnassus Asia Fund and Parnassus Fixed-Income Fund, respectively, multiplied by the average account value over the period, multiplied by the ratio of days in the period. The ratio of days in the period is 181/365 (to reflect the one-half year period) for the Parnassus Fund, Parnassus Equity Income Fund – Investor Shares, Parnassus Equity Income Fund – Institutional Shares, Parnassus Mid-Cap Fund, Parnassus Small-Cap Fund, Parnassus Workplace Fund and Parnassus Fixed-Income Fund and the ratio is 62/365 for the Parnassus Asia Fund (to reflect the period from inception to June 30, 2013).

PARNASSUS FUNDS	Semiannual Report • 2013

PARNASSUS FUND

Portfolio of Investments as of June 30, 2013 (unaudited)

Shares	Equities	Percent of Net Assets	Market Value ($)

	Apparel
300,000	Coach Inc.	3.6%	17,127,000

	Biotechnology
310,000	InterMune Inc. [q]	0.6%	2,982,200

	Chemicals
527,834	Calgon Carbon Corp. [q]	1.8%	8,804,271

	Communications Equipment
240,000	QUALCOMM Inc.	3.1%	14,659,200

	Electronic Components
590,000	Corning Inc.	1.7%	8,395,700

	Financial Services
370,000	Capital One Financial Corp.		23,239,700
700,000	Charles Schwab Corp.		14,861,000
600,000	First Horizon National Corp.		6,720,000
650,000	TCF Financial Corp.		9,217,000
310,000	Wells Fargo & Co.		12,793,700

		13.9%	66,831,400

	Food Products
310,000	Mondelez International Inc.		8,844,300
125,000	PepsiCo Inc.		10,223,750

		4.0%	19,068,050

	Health Care Services
165,000	Cardinal Health Inc.		7,788,000
170,000	Express Scripts Holding Co. [q]		10,487,300

		3.8%	18,275,300

	Home Builders
500,000	DR Horton Inc.		10,640,000
690,000	PulteGroup Inc. [q]		13,089,300
240,000	Toll Brothers Inc. [q]		7,831,200

		6.6%	31,560,500

	Insurance
120,000	Cigna Corp.	1.8%	8,698,800

	Natural Gas
283,802	MDU Resources Group Inc.	1.5%	7,353,310

	Networking Products
1,625,000	Riverbed Technology Inc. [q]	5.3%	25,285,000

	Oil & Gas
800,000	W&T Offshore Inc.	2.4%	11,432,000

	Pharmaceuticals
130,000	Novartis AG (ADR)	1.9%	9,192,300

Shares	Equities	Percent of Net Assets	Market Value ($)

	Professional Services
300,000	Insperity Inc.		9,090,000
400,000	Iron Mountain Inc.		10,644,000

		4.1%	19,734,000

	Semiconductor Capital Equipment
1,820,000	Applied Materials Inc.		27,136,200
175,000	Lam Research Corp. [q]		7,759,500

		7.3%	34,895,700

	Semiconductors
70,000	Altera Corp.		2,309,300
600,000	EZchip Semiconductor Ltd. [q,l]		16,194,000
480,000	Intel Corp.		11,625,600

		6.3%	30,128,900

	Services
150,000	ADT Corporation		5,977,500
300,000	Thomson Reuters Corp.		9,771,000

		3.2%	15,748,500

	Software
30,000	Adobe Systems Inc. [q]		1,366,800
300,000	Autodesk Inc. [q]		10,182,000
225,000	Intuit Inc.		13,731,750
150,000	VeriSign Inc. [q]		6,699,000

		6.7%	31,979,550

	Telecommunications Equipment
1,625,000	Ciena Corp. [q]		31,557,500
1,325,000	Finisar Corp. [q]		22,458,750
1,500,000	Harmonic Inc. [q]		9,525,000

		13.2%	63,541,250

	Transportation
275,000	C.H. Robinson Worldwide Inc.		15,485,250
375,000	Expeditors International of Washington Inc.		14,253,750

		6.2%	29,739,000

	Total investment in equities (cost $411,866,043)	99.0%	475,431,931

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2013	PARNASSUS FUNDS

PARNASSUS FUND

Portfolio of Investments as of June 30, 2013 (unaudited) (continued)

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Certificates of Deposit a
100,000	Albina Community Bank 0.20%, matures 01/15/2014		97,776
100,000	Carver Federal Savings Bank 0.25%, matures 02/18/2014		97,458
100,000	Community Bank of the Bay 0.40%, matures 07/15/2013		99,847
100,000	Eastern Bank 0.10%, matures 01/29/2014		97,677
100,000	Latino Community Credit Union 0.50%, matures 02/20/2014		97,436
100,000	Metro Bank 0.20%, matures 05/10/2014		96,570
100,000	Opportunities Credit Union 0.20%, matures 04/25/2014		96,734
100,000	Self-Help Credit Union 1.06%, matures 01/15/2014		97,836
100,000	Southern Bancorp Bank 0.35%, matures 01/15/2014		97,848

		0.2%	879,182

	Community Development Loans a
200,000	Boston Community Loan Fund 1.00%, matures 04/15/2014		190,498
200,000	Root Capital Loan Fund 1.50%, matures 01/25/2014		193,163
100,000	Vermont Community Loan Fund 1.00%, matures 10/15/2013		98,258

		0.1%	481,919

	Time Deposits
2,427,157	BBH Cash Management Service
	Citibank, Nassau 0.03%, due 07/01/2013	0.5%	2,427,157

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Securities Purchased with Cash Collateral from Securities Lending

	Registered Investment Companies
11,783,820	Invesco Aim Government & Agency Portfolio Short-Term Investments Trust, Institutional Class variable rate, 0.02%	2.4%	11,783,820

	Total short-term securities (cost $15,572,078)	3.2%	15,572,078

	Total securities (cost $427,438,121)	102.2%	491,004,009

	Payable upon return of securities loaned	(2.4%)	(11,783,820)

	Other assets and liabilities - net	0.2%	1,197,726

	Total net assets	100.0%	480,417,915

	q This security is non-income producing.
	l This security, or a partial position of this security, was on loan at June 30, 2013. The total value of the securities on loan at June 30, 2013 was $11,540,459.
	a Market value adjustments have been applied to these securities to reflect potential early withdrawal.

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2013

PARNASSUS EQUITY INCOME FUND

Portfolio of Investments as of June 30, 2013 (unaudited)

Shares	Equities	Percent of Net Assets	Market Value ($)

	Chemicals
1,734,304	Compass Minerals International Inc. Ω		146,600,717
1,000,000	Praxair Inc.		115,160,000

		4.1%	261,760,717

	Communications Equipment
2,000,000	QUALCOMM Inc.	1.9%	122,160,000

	Computers
625,000	Apple Inc.	3.9%	247,550,000

	Consulting Services
150,000	Accenture PLC	0.2%	10,794,000

	Cosmetics & Personal Care
3,350,000	Procter & Gamble Co.	4.1%	257,916,500

	Data Processing
3,470,000	Paychex Inc.	2.0%	126,724,400

	Financial Services
6,000,000	Charles Schwab Corp.		127,380,000
275,000	MasterCard Inc.		157,987,500

		4.5%	285,367,500

	Food Products
1,681,638	McCormick & Co.		118,320,050
6,951,000	Mondelez International Inc.		198,312,030
2,250,000	PepsiCo Inc.		184,027,500
4,650,000	Sysco Corp.		158,844,000

		10.4%	659,503,580

	Home Products
1,131,000	WD-40 Co. Ω	1.0%	61,616,880

	Industrial Manufacturing
3,177,757	Pentair Ltd.		183,324,801
1,600,000	Teleflex Inc.		123,984,000

		4.8%	307,308,801

	Insurance
1,000,000	Verisk Analytics Inc. [q]	0.9%	59,700,000

	Internet
180,000	Google Inc. [q]	2.5%	158,466,600

	Medical Equipment
3,183,590	Patterson Companies Inc.	1.9%	119,702,984

Shares	Equities	Percent of Net Assets	Market Value ($)

	Natural Gas
2,250,000	Energen Corp.		117,585,000
5,975,000	MDU Resources Group Inc.		154,812,250
1,667,000	Northwest Natural Gas Co. Ω		70,814,160
4,523,041	Spectra Energy Corp.		155,863,993

		7.9%	499,075,403

	Oil & Gas
2,822,991	National Oilwell Varco Inc.		194,504,080
5,300,000	W&T Offshore Inc. Ω		75,737,000

		4.3%	270,241,080

	Pharmaceuticals
2,500,000	Gilead Sciences Inc. [q]		128,025,000
1,765,000	Novartis AG (ADR) [l]		124,803,150

		4.0%	252,828,150

	Professional Services
5,788,582	Iron Mountain Inc.	2.4%	154,034,167

	Retail
3,150,000	CVS Caremark Corp.		180,117,000
2,200,000	Target Corp.		151,492,000

		5.2%	331,609,000

	Semiconductor Capital Equipment
17,557,107	Applied Materials Inc.	4.1%	261,776,465

	Services
5,500,000	Thomson Reuters Corp. [l]	2.8%	179,135,000

	Telecommunications Equipment
2,286,174	Motorola Solutions Inc.	2.1%	131,980,825

	Telecommunications Provider
6,188,079	Shaw Communications Inc. [l]	2.3%	148,699,539

	Transportation
5,000,000	C.H. Robinson Worldwide Inc.		281,550,000
4,400,000	Expeditors International of Washington Inc.		167,244,000
1,550,000	United Parcel Service Inc.		134,044,000

		9.2%	582,838,000

	Utility & Power Distribution
1,715,000	AGL Resources Inc.		73,504,900
8,000,000	Questar Corp.		190,800,000

		4.2%	264,304,900

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2013	PARNASSUS FUNDS

PARNASSUS EQUITY INCOME FUND

Portfolio of Investments as of June 30, 2013 (unaudited) (continued)

Shares	Equities	Percent of Net Assets	Market Value ($)

	Waste Management
4,700,000	Waste Management Inc.	3.0%	189,551,000

	Total investment in equities (cost $4,729,309,004)	93.7%	5,944,645,491

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Certificates of Deposit a
100,000	Community Bank of the Bay 0.40%, matures 07/15/2013		99,847
250,000	Community Trust Credit Union 0.80%, matures 10/15/2013		247,097

		0.0%	346,944

	Certificates of Deposit Account Registry Service a
500,000	CDARS agreement with Community Bank of the Bay, dated 10/11/2012, matures 10/10/2013, 0.15% Participating depository institutions: Citizens Business Bank, par 180,341; Peoples State Bank, par 241,000; United Community Bank, par 78,659; (cost $494,452)		494,452
500,000	CDARS agreement with Community Bank of the Bay, dated 10/18/2012, matures 10/17/2013, 0.15% Participating depository institutions: Bank of the West, par 221,129; Flagstar Bank, par 38,370; The Huntington National Bank, par 241,000; (cost $494,067)		494,067
500,000	CDARS agreement with Community Bank of the Bay, dated 01/24/2013, matures 01/23/2014, 0.15% Participating depository institutions: Apple Bank for Savings, par 15,193; Citizens Business Bank, par 60,659; First Bank, par 241,000; MB Financial Bank, par 183,148; (cost $488,682)		488,682

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)
500,000	CDARS agreement with Community Bank of the Bay, dated 02/07/2013, matures 02/06/2014, 0.15% Participating depository institutions: First Commonwealth Bank, par 241,000; Flagstar Bank, par 202,630; The PrivateBank and Trust Company, par 56,370; (cost $487,858)		487,858

		0.0%	1,965,059

	Community Development Loans a
100,000	Boston Community Loan Fund 1.00%, matures 04/15/2014		95,249
5,000,000	MicroVest Plus, LP Note 2.50%, matures 10/15/2013		4,912,877
100,000	New Hampshire Community Loan Fund 1.00%, matures 07/15/2013		99,755
200,000	Root Capital Loan Fund 1.50%, matures 01/25/2014		193,162
100,000	Vermont Community Loan Fund 1.00%, matures 04/15/2014		95,249

		0.1%	5,396,292

	Time Deposits
447,832,962	BBH Cash Management Service
	Bank of Montreal, London 0.03%, due 07/01/2013		22,604,832
	BTMU, Cayman 0.03%, due 07/01/2013		135,603,556
	Citibank, Nassau 0.03%, due 07/01/2013		14,624,574
	DBS Bank Ltd., Singapore 0.03%, due 07/01/2013		100,000,000
	STD Charter Bank, Nassau 0.03%, due 07/01/2013		100,000,000
	U.S. Bank, Grand Cayman 0.03%, due 07/01/2013		75,000,000

		7.1%	447,832,962

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2013

PARNASSUS EQUITY INCOME FUND

Portfolio of Investments as of June 30, 2013 (unaudited) (continued)

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Securities Purchased with Cash Collateral from Securities Lending

	Registered Investment Companies
193,711,369	Invesco Aim Government & Agency Portfolio Short-Term Investments Trust, Institutional Class variable rate, 0.02%	3.0%	193,711,369

	Total short-term securities (cost $649,252,626)	10.2%	649,252,626

	Total securities (cost $5,378,561,630)	103.9%	6,593,898,117

	Payable upon return of securities loaned	(3.0%)	(193,711,369)

	Other assets and liabilities - net	(0.9%)	(52,589,667)

	Total net assets	100.0%	6,347,597,081

	Ω Fund ownership consists of 5% or more of the shares outstanding of the ”affiliated company,” as defined under the Investment Company Act of 1940.
	q This security is non-income producing.
	l This security, or a partial position of this security, was on loan at June 30, 2013. The total value of the securities on loan at June 30, 2013 was $189,097,665.
	a Market value adjustments have been applied to these securities to reflect potential early withdrawal.

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2013	PARNASSUS FUNDS

PARNASSUS MID-CAP FUND

Portfolio of Investments as of June 30, 2013 (unaudited)

Shares	Equities	Percent of Net Assets	Market Value ($)

	Apparel
63,000	Coach Inc.	1.8%	3,596,670

	Chemicals
62,500	Compass Minerals International Inc.	2.7%	5,283,125

	Consulting Services
80,000	Teradata Corp.[q]	2.1%	4,018,400

	Data Processing
65,000	Equifax Inc.		3,830,450
40,000	Fiserv Inc.[q]		3,496,400
107,500	Paychex Inc.		3,925,900

		5.8%	11,252,750

	Financial Services
45,000	Capital One Financial Corp.		2,826,450
200,000	Charles Schwab Corp.		4,246,000
425,000	First Horizon National Corp.		4,760,000
150,000	SEI Investments Co.		4,264,500

		8.3%	16,096,950

	Food Products
171,500	Sysco Corp.	3.0%	5,858,440

	Health Care Products
101,200	DENTSPLY International Inc.	2.1%	4,145,152

	Health Care Services
70,500	Cardinal Health Inc.	1.7%	3,327,600

	Industrial Manufacturing
126,500	Pentair Ltd.		7,297,785
57,500	Teleflex Inc.		4,455,675

		6.0%	11,753,460

	Insurance
35,000	Verisk Analytics Inc.[q]	1.1%	2,089,500

	Media
36,000	Scripps Networks Interactive Inc.	1.2%	2,403,360

	Medical Equipment
132,500	Patterson Companies Inc.	2.6%	4,982,000

	Natural Gas
57,500	Energen Corp.		3,004,950
211,000	MDU Resources Group Inc.		5,467,010
145,000	Spectra Energy Corp.		4,996,700

		6.9%	13,468,660

Shares	Equities	Percent of Net Assets	Market Value ($)

	Oil & Gas
4,000	Cameron International Corp. [q]		244,640
37,950	Concho Resources Inc. [q]		3,177,174
128,000	Noble Corp.		4,810,240

		4.3%	8,232,054

	Professional Services
206,000	Insperity Inc.		6,241,800
182,000	Iron Mountain Inc.		4,843,020

		5.7%	11,084,820

	Retail
58,500	Nordstrom Inc.	1.8%	3,506,490

	Semiconductor Capital Equipment
370,000	Applied Materials Inc.	2.8%	5,516,700

	Services
21,000	Ecolab Inc.	0.9%	1,788,990

	Software
140,500	Autodesk Inc.[q]		4,768,570
70,000	Check Point Software Technologies Ltd.[q]		3,477,600
51,500	Citrix Systems Inc.[q]		3,106,995
84,500	Intuit Inc.		5,157,035
142,500	Synopsys Inc.[q]		5,094,375

		11.1%	21,604,575

	Telecommunications Equipment
65,000	Motorola Solutions Inc.	1.9%	3,752,450

	Telecommunications Provider
279,939	Shaw Communications Inc.[l]	3.5%	6,726,934

	Transportation
125,000	C.H. Robinson Worldwide Inc.		7,038,750
168,000	Expeditors International of Washington Inc.		6,385,680

		6.9%	13,424,430

	Utility & Power Distribution
113,590	AGL Resources Inc.		4,868,467
239,100	Questar Corp.		5,702,535

		5.4%	10,571,002

	Waste Management
155,000	Waste Management Inc.	3.2%	6,251,151

	Total investment in equities (cost $158,303,941)	92.8%	180,735,663

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2013

PARNASSUS MID-CAP FUND

Portfolio of Investments as of June 30, 2013 (unaudited) (continued)

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Time Deposits
15,260,281	BBH Cash Management Service
	Citibank, Nassau 0.03%, due 07/01/2013	7.8%	15,260,281

	Securities Purchased with Cash Collateral from Securities Lending

	Registered Investment Companies
6,267,614	Invesco Aim Government & Agency Portfolio Short-Term Investments Trust, Institutional Class variable rate, 0.02%	3.3%	6,267,614

	Total short-term securities (cost $21,527,895)	11.1%	21,527,895

	Total securities (cost $179,831,836)	103.9%	202,263,558

	Payable upon return of securities loaned	(3.3%)	(6,267,614)

	Other assets and liabilities - net	(0.6%)	(1,246,029)

	Total net assets	100.0%	194,749,915

	q This security is non-income producing.
	l This security, or a partial position of this security, was on loan at June 30, 2013. The total value of the securities on loan at June 30, 2013 was $6,104,384.

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2013	PARNASSUS FUNDS

PARNASSUS SMALL-CAP FUND

Portfolio of Investments as of June 30, 2013 (unaudited)

Shares	Equities	Percent of Net Assets	Market Value ($)

	Auto Parts
1,080,000	Gentex Corp.	3.6%	24,894,000

	Biotechnology
1,750,000	InterMune Inc. [q,l]		16,835,000
150,000	Salix Pharmaceuticals Ltd. [q]		9,922,500

		3.9%	26,757,500

	Chemicals
1,384,068	Calgon Carbon Corp. [q]		23,086,254
265,000	Compass Minerals International Inc.		22,400,450
1,175,000	Intrepid Potash Inc. [q]		22,383,750

		9.8%	67,870,454

	Electronics
200,000	Harman International Industries Inc.	1.6%	10,840,000

	Financial Services
1,155,000	First American Financial Corp.		25,456,200
2,275,000	First Horizon National Corp. [l]		25,480,000
400,000	Pinnacle Financial Partners Inc. [q]		10,284,000
1,250,000	TCF Financial Corp.		17,725,000

		11.4%	78,945,200

	Health Care Services
1,100,000	VCA Antech Inc. [q]	4.2%	28,699,000

	Home Builders
1,000,000	PulteGroup Inc. [q]		18,970,000
300,000	Toll Brothers Inc. [q]		9,789,000

		4.2%	28,759,000

	Machinery
1,900,000	Blount International Inc. [q]		22,458,000
225,000	MRC Global Inc. [q]		6,214,500
275,000	Regal-Beloit Corp.		17,831,000

		6.7%	46,503,500

	Natural Gas
828,900	MDU Resources Group Inc.	3.1%	21,476,799

	Networking Products
1,750,000	Riverbed Technology Inc. [q]	3.9%	27,230,000

	Oil & Gas
775,000	Energy XXI (Bermuda) Ltd. [l]		17,189,500
1,225,000	W&T Offshore Inc. [l]		17,505,250

		5.0%	34,694,750

Shares	Equities	Percent of Net Assets	Market Value ($)

	Professional Services
575,000	Insperity Inc.		17,422,500
750,000	Iron Mountain Inc.		19,957,500

		5.4%	37,380,000

	Semiconductors
885,000	EZchip Semiconductor Ltd. [q,l]		23,886,150
3,100,000	PMC-Sierra Inc. [q]		19,685,000

		6.3%	43,571,150

	Services
575,000	MICROS Systems Inc. [q]	3.6%	24,811,250

	Software
1,450,000	Checkpoint Systems Inc. [q]		20,575,500
550,000	Compuware Corp.		5,692,500
300,000	VeriSign Inc. [q]		13,398,000

		5.8%	39,666,000

	Telecommunications Equipment
2,611,475	Ceragon Networks Ltd. q, Ω		8,200,032
1,900,000	Ciena Corp. [q]		36,898,000
1,900,000	Finisar Corp. [q,l]		32,205,000
2,720,498	Harmonic Inc. [q,l]		17,275,162

		13.7%	94,578,194

	Transportation
1,600,000	UTi Worldwide Inc.	3.8%	26,352,000

	Utility & Power Distribution
680,000	Questar Corp.	2.3%	16,218,000

	Total investment in equities (cost $623,810,520)	98.3%	679,246,797

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Time Deposits
8,564,302	BBH Cash Management Service Citibank, Nassau 0.03%, due 07/01/2013	1.2%	8,564,302

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2013

PARNASSUS SMALL-CAP FUND

Portfolio of Investments as of June 30, 2013 (unaudited) (continued)

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Securities Purchased with Cash Collateral from Securities Lending

	Registered Investment Companies
51,150,228	Invesco Aim Government & Agency Portfolio Short-Term Investments Trust, Institutional Class variable rate, 0.02%	7.4%	51,150,228

	Total short-term securities (cost $59,714,530)	8.6%	59,714,530

	Total securities (cost $683,525,050)	106.9%	738,961,327

	Payable upon return of securities loaned	(7.4%)	(51,150,228)

	Other assets and liabilities - net	0.5%	3,292,577

	Total net assets	100.0%	691,103,676

	q This security is non-income producing.
	l This security, or a partial position of this security, was on loan at June 30, 2013. The total value of the securities on loan at June 30, 2013 was $49,882,595.
	ΩFund ownership consists of 5% or more of the shares outstanding of the ”affiliated company,” as defined under the Investment Company Act of 1940.

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2013	PARNASSUS FUNDS

PARNASSUS WORKPLACE FUND

Portfolio of Investments as of June 30, 2013 (unaudited)

Shares	Equities	Percent of Net Assets	Market Value ($)

	Building Materials
200,000	Simpson Manufacturing Co., Inc.	1.6%	5,884,000

	Communications Equipment
150,000	QUALCOMM Inc.	2.6%	9,162,000

	Consulting Services
15,000	Accenture PLC	0.3%	1,079,400

	Cosmetics & Personal Care
130,000	Procter & Gamble Co.	2.8%	10,008,700

	Electronic Components
775,000	Corning Inc.	3.1%	11,028,250

	Financial Services
275,000	Capital One Financial Corp.		17,272,750
700,000	Charles Schwab Corp.		14,861,000
1,200,000	First Horizon National Corp.		13,440,000
500,000	TCF Financial Corp.		7,090,000
325,000	Wells Fargo & Co.		13,412,750

		18.3%	66,076,500

	Food Products
415,000	Mondelez International Inc.		11,839,950
100,000	PepsiCo Inc.		8,179,000
10,000	WhiteWave Foods Co. [q]		162,500

		5.6%	20,181,450

	Insurance
145,000	Cigna Corp.	2.9%	10,511,050

	Internet
4,000	Google Inc. [q]	1.0%	3,521,480

	Natural Gas
325,000	MDU Resources Group Inc.	2.3%	8,420,750

	Networking Products
230,000	Cisco Systems Inc.		5,591,300
1,050,000	Riverbed Technology Inc. [q]		16,338,000

		6.2%	21,929,300

	Pharmaceuticals
100,000	Gilead Sciences Inc. [q]		5,121,000
140,000	Novartis AG (ADR)		9,899,400

		4.2%	15,020,400

	Professional Services
180,000	Insperity Inc.	1.5%	5,454,000

Shares	Equities	Percent of Net Assets	Market Value ($)

	Retail
130,000	Lowe's Cos., Inc.		5,317,000
150,000	Target Corp.		10,329,000
20,000	Whole Foods Market Inc.		1,029,600

		4.6%	16,675,600

	Semiconductor Capital Equipment
1,200,000	Applied Materials Inc.	5.0%	17,892,000

	Semiconductors
325,000	Altera Corp.		10,721,750
575,000	Intel Corp.		13,926,500

		6.9%	24,648,250

	Software
100,000	Adobe Systems Inc. [q]		4,556,000
365,000	Autodesk Inc. [q]		12,388,100
60,000	Citrix Systems Inc. [q]		3,619,800
250,000	Intuit Inc.		15,257,500
100,000	Microsoft Corp.		3,453,000

		11.0%	39,274,400

	Telecommunications Provider
400,000	Shaw Communications Inc. [l]	2.7%	9,612,000

	Transportation
260,000	C.H. Robinson Worldwide Inc.		14,640,600
450,000	Expeditors International of Washington Inc.		17,104,500
60,000	FedEx Corp.		5,914,800

		10.5%	37,659,900

	Total investment in equities (cost $287,269,319)	93.1%	334,039,430

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Time Deposits
25,148,115	BBH Cash Management Service Citibank, Nassau 0.03%, due 07/01/2013	7.0%	25,148,115

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2013

PARNASSUS WORKPLACE FUND

Portfolio of Investments as of June 30, 2013 (unaudited) (continued)

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Securities Purchased with Cash Collateral from Securities Lending

	Registered Investment Companies
1,628,550	Invesco Aim Government & Agency Portfolio Short-Term Investments Trust, Institutional Class variable rate, 0.02%	0.5%	1,628,550

	Total short-term securities (cost $26,776,665)	7.5%	26,776,665

	Total securities (cost $314,045,984)	100.6%	360,816,095

	Payable upon return of securities loaned	(0.5%)	(1,628,550)

	Other assets and liabilities - net	(0.1%)	(345,883)

	Total net assets	100.0%	358,841,662

	q This security is non-income producing.
	l This security, or a partial position of this security, was on loan at June 30, 2013. The total value of the securities on loan at June 30, 2013 was $1,585,584.

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2013	PARNASSUS FUNDS

PARNASSUS ASIA FUND

Portfolio of Investments as of June 30, 2013 (unaudited)

Shares	Equities	Percent of Net Assets	Market Value ($)

	Singapore
2,500	Keppel Corp., Ltd.	0.9%	20,447

	South Korea
20	Samsung Electronics Co., Ltd.	1.1%	23,386

	Thailand
30,000	Thanachart Capital PCL	1.7%	36,885

	United States
3,000	Applied Materials Inc.	2.0%	44,730

	Total investment in equities (cost $127,808)	5.7%	125,448

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Time Deposits
2,056,044	BBH Cash Management Service Citibank, Nassau 0.03%, due 07/01/2013	93.9%	2,056,044

	Total short-term securities (cost $2,056,044)	93.9%	2,056,044

	Total securities (cost $2,183,852)	99.6%	2,181,492

	Other assets and liabilities - net	0.4%	7,959

	Total net assets	100.0%	2,189,451

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2013

PARNASSUS FIXED-INCOME FUND

Portfolio of Investments as of June 30, 2013 (unaudited)

Principal Amount ($)	Convertible Bonds	Percent of Net Assets	Market Value ($)

	Health Care Services
1,000,000	Hologic Inc. 2.00%, due 12/15/2037	0.5%	1,003,125

	Total investment in convertible bonds (cost $712,438)	0.5%	1,003,125

Principal Amount ($)	Corporate Bonds	Percent of Net Assets	Market Value ($)

	Air Transportation
1,576,946	Southwest Air 07-1 Trust 6.15%, due 08/01/2022	0.9%	1,860,796

	Chemicals
2,500,000	Praxair Inc. 4.38%, due 03/31/2014		2,568,728
3,000,000	Praxair Inc. 4.50%, due 08/15/2019		3,336,012

		3.0%	5,904,740

	Computers
2,000,000	International Business Machines Corp. 6.50%, due 10/15/2013	1.0%	2,034,806

	Cosmetics & Personal Care
2,000,000	Procter & Gamble Co. 4.95%, due 08/15/2014		2,099,846
500,000	Procter & Gamble Co. 3.50%, due 02/15/2015		523,605
4,000,000	Procter & Gamble Co. 2.30%, due 02/06/2022		3,801,484

		3.2%	6,424,935

	Data Processing
2,000,000	Fiserv Inc. 3.13%, due 10/01/2015	1.1%	2,086,246

	Food Products
3,000,000	Mondelez International Inc. 5.38%, due 02/10/2020	1.7%	3,364,962

	Health Care Products
2,000,000	CR Bard Inc. 4.40%, due 01/15/2021	1.1%	2,126,686

	Health Care Services
2,000,000	Cardinal Health Inc. 1.70%, due 03/15/2018	1.0%	1,940,468

Principal Amount ($)	Corporate Bonds	Percent of Net Assets	Market Value ($)

	Internet
3,000,000	Google Inc. 3.63%, due 05/19/2021	1.6%	3,135,279

	Networking Products
2,800,000	Cisco Systems Inc. 5.50%, due 02/22/2016	1.6%	3,126,631

	Pharmaceuticals
3,000,000	Genentech Inc. 4.75%, due 07/15/2015		3,236,481
3,000,000	Genzyme Corp. 3.63%, due 06/15/2015		3,170,718
2,000,000	Gilead Sciences Inc. 4.50%, due 04/01/2021		2,167,268

		4.3%	8,574,467

	Retail
2,000,000	CVS Caremark Corp. 4.13%, due 05/15/2021		2,113,688
3,500,000	TJX Cos., Inc. 4.20%, due 08/15/2015		3,743,723

		3.0%	5,857,411

	Semiconductor Capital Equipment
2,000,000	Applied Materials Inc. 4.30%, due 06/15/2021		2,100,496
2,000,000	Applied Materials Inc. 5.85%, due 06/15/2041		2,166,444

		2.2%	4,266,940

	Software
2,000,000	Adobe Systems Inc. 3.25%, due 02/01/2015		2,072,428
2,000,000	Intuit Inc. 5.75%, due 03/15/2017		2,222,080

		2.2%	4,294,508

	Transportation
2,000,000	Burlington Northern Santa Fe Corp. 4.70%, due 10/01/2019	1.1%	2,220,758

	Utility & Power Distribution
2,000,000	AGL Capital Corp. 5.25%, due 08/15/2019	1.1%	2,268,508

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2013	PARNASSUS FUNDS

PARNASSUS FIXED-INCOME FUND

Portfolio of Investments as of June 30, 2013 (unaudited) (continued)

Principal Amount ($)	Corporate Bonds	Percent of Net Assets	Market Value ($)

	Waste Management
3,000,000	Waste Management Inc. 6.38%, due 03/11/2015		3,268,146
2,000,000	Waste Management Inc. 7.13%, due 12/15/2017		2,353,766

		2.8%	5,621,912

	Total investment in corporate bonds (cost $62,901,662)	32.9%	65,110,053

Principal Amount ($)	Supranational Bonds	Percent of Net Assets	Market Value ($)

	Supranational Bonds
5,000,000	International Finance Corp. 0.50%, due 05/16/2016	2.5%	4,966,015

	Total investment in supranational bonds (cost $4,990,050)	2.5%	4,966,015

Principal Amount ($)	U.S. Government Treasury Bonds	Percent of Net Assets	Market Value ($)

	U.S. Government Treasury Bonds
4,500,000	U.S. Treasury 3.13%, due 09/30/2013		4,533,750
5,000,000	U.S. Treasury 2.00%, due 11/30/2013		5,039,060
6,000,000	U.S. Treasury 2.63%, due 06/30/2014		6,144,846
6,000,000	U.S. Treasury 2.38%, due 09/30/2014		6,160,782
3,000,000	U.S. Treasury 2.50%, due 04/30/2015		3,118,242
3,000,000	U.S. Treasury 2.13%, due 05/31/2015		3,101,718
6,000,000	U.S. Treasury 1.88%, due 06/30/2015		6,180,000
1,000,000	U.S. Treasury 1.50%, due 07/31/2016		1,023,828
4,000,000	U.S. Treasury 2.75%, due 05/31/2017		4,265,000
3,500,000	U.S. Treasury 2.50%, due 06/30/2017		3,697,967
4,000,000	U.S. Treasury 3.75%, due 11/15/2018		4,471,564

Principal Amount ($)	U.S. Government Treasury Bonds	Percent of Net Assets	Market Value ($)
5,000,000	U.S. Treasury 2.75%, due 02/15/2019		5,321,875
2,000,000	U.S. Treasury 3.63%, due 08/15/2019		2,227,656
4,000,000	U.S. Treasury 3.38%, due 11/15/2019		4,401,248
5,000,000	U.S. Treasury 3.63%, due 02/15/2020		5,577,735
5,000,000	U.S. Treasury 3.50%, due 05/15/2020		5,531,640
6,000,000	U.S. Treasury 2.13%, due 08/15/2021		5,975,628
6,000,000	U.S. Treasury 2.00%, due 02/15/2022		5,868,282
6,000,000	U.S. Treasury 1.75%, due 05/15/2022		5,721,096
6,000,000	U.S. Treasury 2.00%, due 02/15/2023		5,774,532
3,000,000	U.S. Treasury 1.75%, due 05/15/2023		2,809,686
6,000,000	U.S. Treasury 3.50%, due 02/15/2039		6,097,500
2,532,220	U.S. Treasury (TIPS) 1.88%, due 07/15/2013		2,534,395
1,109,990	U.S. Treasury (TIPS) 1.75%, due 01/15/2028		1,243,622

	Total investment in U.S. government treasury bonds (cost $105,674,847)	54.0%	106,821,652

	Total investment in long-term securities (cost $174,278,997)	89.9%	177,900,845

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2013

PARNASSUS FIXED-INCOME FUND

Portfolio of Investments as of June 30, 2013 (unaudited) (continued)

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Community Development Loans a
2,500,000	MicroVest Plus, LP Note 2.50%, matures 10/15/2013	1.2%	2,456,438

	Time Deposits
16,191,007	BBH Cash Management Service Citibank, Nassau 0.03%, due 07/01/2013	8.2%	16,191,007

	Total short-term securities (cost $18,647,445)	9.4%	18,647,445

	Total securities (cost $192,926,442)	99.3%	196,548,290

	Other assets and liabilities - net	0.7%	1,351,675

	Total net assets	100.0%	197,899,965

	a Market value adjustments have been applied to these securities to reflect potential early withdrawal.

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2013	PARNASSUS FUNDS

THIS PAGE LEFT INTENTIONALLY BLANK

PARNASSUS FUNDS	Semiannual Report • 2013

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2013 (unaudited)

	Parnassus Fund	Parnassus Equity Income Fund	Parnassus Mid-Cap Fund
Assets

Investments in stocks and bonds, at market value – Unaffiliated

cost of $411,866,043, $4,433,323,096, $158,303,941, $601,556,958, $287,269,319, $127,808, $174,278,997	$475,431,931	$5,589,876,734	$180,735,663

Investments in stocks and bonds, at market value – Affiliated

cost of $ $0, $295,985,908, $0, $22,253,562, $0, $0, $0	-	354,768,757	-

Investments in short-term securities

(at cost which approximates market value)	15,572,078	649,252,626	21,527,895

Cash	170,008	255,381	-

Receivables

Investment securities sold	6,443,136	6,317,200	-

Dividends and interest	384,965	3,844,196	163,253

Capital shares sold	117,129	11,679,218	373,089

Due from Parnassus Investments	71	-	-

Other assets	51,173	209,619	18,345

Total assets	$498,170,491	$6,616,203,731	$202,818,245
Liabilities

Payable upon return of loaned securities	11,783,820	193,711,369	6,267,614

Payable for investment securities purchased	5,663,988	66,480,124	1,718,060

Capital shares redeemed	83,217	5,811,725	44,467

Fees payable to Parnassus Investments	-	669	25

Distributions payable	-	2,208,582	-

Accounts payable and accrued expenses	221,551	394,181	38,164

Total liabilities	$17,752,576	$268,606,650	$8,068,330

Net assets	$480,417,915	$6,347,597,081	$194,749,915
Net assets consist of

Undistributed net investment income (loss)	1,978,561	4,106,824	552,624

Unrealized appreciation (depreciation) on securities and foreign currency	63,565,888	1,215,336,487	22,431,722

Accumulated net realized gain (loss) on securities and foreign currency	52,164,757	380,847,380	4,523,464

Capital paid-in	362,708,709	4,747,306,390	167,242,105

Total net assets	$480,417,915	$6,347,597,081	$194,749,915
Net asset value and offering per share

Net assets investor shares	$480,417,915	$4,984,182,428	$194,749,915

Net assets institutional shares	-	$1,363,414,653	-

Shares outstanding investor shares	10,488,307	150,280,305	8,654,826

Shares outstanding institutional shares	-	41,038,213	-

Net asset values and redemption price per share

(Net asset value divided by shares outstanding)

Investor shares	$45.81	$33.17	$22.50

Institutional shares	-	$33.22	-

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2013	PARNASSUS FUNDS

Parnassus Small-Cap Fund	Parnassus Workplace Fund	Parnassus Asia Fund	Parnassus Fixed-Income Fund

$671,046,765	$334,039,430	$125,448	$177,900,845

8,200,032	-	-	-

59,714,530	26,776,665	2,056,044	18,647,445

-	-	-	-

13,219,670	2,781,610	-	-

618,349	170,812	122	1,573,851

439,143	526,757	10,000	96,850

308	-	-	63

69,899	26,345	25,430	15,416

$753,308,696	$364,321,619	$2,217,044	$198,234,470

51,150,228	1,628,550	-	-

5,649,024	3,703,265	-	-

5,249,240	91,556	-	210,954

-	35	24,241	-

-	-	-	36,248

156,528	56,551	3,352	87,303

$62,205,020	$5,479,957	$27,593	$334,505

$691,103,676	$358,841,662	$2,189,451	$197,899,965

(712,723)	1,190,810	(4,431)	28,044

55,436,277	46,770,111	(2,360)	3,621,848

28,557,028	19,112,262	(497)	2,420,515

607,823,094	291,768,479	2,196,739	191,829,558

$691,103,676	$358,841,662	$2,189,451	$197,899,965

$691,103,676	$358,841,662	$2,189,451	$197,899,965

-	-	-	-

26,969,244	14,268,058	146,497	11,614,629

-	-	-	-

$25.63	$25.15	$14.95	$17.04

-	-	-	-

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2013

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2013 (unaudited)

	Parnassus Fund	Parnassus Equity Income Fund	Parnassus Mid-Cap Fund
Investment income

Dividends – Unaffiliated	$3,662,767	$57,123,820	$1,411,063

Dividends – Affiliated	-	4,871,893	-

Interest	6,149	274,894	1,957

Securities lending	130,265	248,461	6,603

Foreign withholding tax	(50,047)	(1,143,715)	(17,817)

Total investment income	$3,749,134	$61,375,353	$1,401,806
Expenses

Investment advisory fees	1,561,766	17,626,508	683,746

Transfer agent fees

Investor shares	170,570	546,184	37,193

Institutional shares	-	148,553	-

Fund administration	87,565	1,042,613	29,456

Service provider fees	172,175	3,954,893	150,546

Reports to shareholders	41,831	283,538	11,210

Registration fees and expenses	20,344	53,140	11,926

Custody fees	9,472	122,668	5,285

Overdraft charges	389	-	-

Professional fees	23,265	95,213	11,669

Trustee fees and expenses	10,979	117,474	3,012

Proxy voting fees	2,422	2,422	2,422

Pricing service fees	1,824	3,030	1,824

Other expenses	6,055	70,242	1,294

Total expenses	$2,108,657	$24,066,478	$949,583

Fees waived by Parnassus Investments	-	-	-

Net expenses	$2,108,657	$24,066,478	$949,583

Net investment gain (loss)	$1,640,477	$37,308,875	$452,223
Realized and unrealized gain (loss) on investments and foreign currency related transactions

Net realized gain from securities transactions	48,451,534	347,409,185	4,105,953

Net realized loss from foreign currency related transactions	-	-	-

Net change in unrealized appreciation (depreciation) of securities	7,493,524	349,706,813	11,025,496

Net change in unrealized depreciation on foreign currency related transactions	-	-	-

Net realized and unrealized gain (loss) on securities and foreign currency related transactions	$55,945,058	$697,115,998	$15,131,449

Net increase (decrease) in net assets resulting from operations	$57,585,535	$734,424,873	$15,583,672

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2013	PARNASSUS FUNDS

Parnassus Small-Cap Fund	Parnassus Workplace Fund	Parnassus Asia Fund	Parnassus Fixed-Income Fund

$3,241,441	$2,882,814	$70	$-

-	-	-	-

3,352	3,303	95	2,643,141

279,110	524	-	235

(15,957)	(45,515)	-	-

$3,507,946	$2,841,126	$165	$2,643,376

3,033,627	1,278,378	3,471	529,652

417,300	66,560	308	68,091

-	-	-	-

125,755	57,436	113	37,981

481,483	259,701	469	121,479

85,164	24,569	1,834	30,343

26,131	16,038	3,479	15,870

16,053	6,150	586	5,856

-	-	-	-

33,369	16,263	1,818	11,258

15,879	6,563	16	5,271

2,422	2,422	142	-

1,824	1,824	1,267	1,517

9,555	4,002	127	3,018

$4,248,562	$1,739,906	$13,630	$830,336

(27,893)	-	(9,034)	(109,532)

$4,220,669	$1,739,906	$4,596	$720,804

$(712,723)	$1,101,220	$(4,431)	$1,922,572

31,961,695	17,158,350	-	1,976,396

-	-	(497)	-

20,845,444	21,266,576	(2,271)	(8,338,202)

-	-	(89)	-

$52,807,139	$38,424,926	$(2,857)	$(6,361,806)

$52,094,416	$39,526,146	$(7,288)	$(4,439,234)

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2013

STATEMENT OF CHANGES IN NET ASSETS

June 30, 2013 (unaudited)

	Parnassus Fund		Parnassus Equity Income Fund
	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012

Investment income (loss) from operations
Net investment income (loss)	$1,640,477	$2,822,728	$37,308,875	$65,061,663
Net realized gain from securities transactions	48,451,534	38,628,021	347,409,185	158,577,885
Net realized gain (loss) on foreign currency related transactions	-	-	-	-
Net change in unrealized appreciation of securities	7,493,524	49,389,071	349,706,813	429,061,129
Net change in unrealized appreciation (depreciation) on foreign currency related transactions	-	-	-	-
Increase (decrease) in net assets resulting from operations	$57,585,535	$90,839,820	$734,424,873	$652,700,677
Distributions
From net investment income
Investor shares	-	(9,038,094)	(29,025,828)	(99,149,285)
Institutional shares	-	-	(8,749,571)	(25,615,604)
From realized capital gains
Investor shares	-	(28,877,922)	-	(58,989,019)
Institutional shares	-	-	-	(14,243,218)
Distributions to shareholders	$-	$(37,916,016)	$(37,775,399)	$(197,997,126)
Capital share transactions
Investor shares
Proceeds from sale of shares	71,700,881	142,515,430	806,626,043	919,395,706
Reinvestment of dividends	-	36,803,472	27,567,518	148,863,674
Shares repurchased	(119,004,019)	(116,678,830)	(428,663,245)	(820,365,375)
Institutional shares
Proceeds from sale of shares	-	-	359,534,690	511,214,786
Reinvestment of dividends	-	-	6,059,355	27,478,143
Shares repurchased	-	-	(150,465,861)	(239,941,100)
Increase (decrease) in net assets from capital share transactions	(47,303,138)	62,640,072	620,658,500	546,645,834
Increase in net assets	$10,282,397	$115,563,876	$1,317,307,974	$1,001,349,385
Net Assets
Beginning of year	470,135,518	354,571,642	5,030,289,107	4,028,939,722
End of period	$480,417,915	$470,135,518	$6,347,597,081	$5,030,289,107
Undistributed net investment income (loss)	$1,978,561	$338,083	$4,106,824	$4,573,346
Shares issued and redeemed
Investor shares
Shares sold	1,668,366	3,472,615	24,939,096	32,388,933
Shares issued through dividend reinvestment	-	955,905	835,478	5,175,425
Shares repurchased	(2,752,936)	(2,921,063)	(13,262,395)	(28,783,567)
Institutional shares
Shares sold	-	-	11,121,261	17,890,411
Shares issued through dividend reinvestment	-	-	183,319	953,852
Shares repurchased	-	-	(4,681,652)	(8,287,202)
Net increase (decrease) in shares outstanding
Investor shares	(1,084,570)	1,507,457	12,512,179	8,780,791
Institutional shares	-	-	6,622,928	10,557,061

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2013	PARNASSUS FUNDS

Parnassus Mid-Cap Fund		Parnassus Small-Cap Fund		Parnassus Workplace Fund
Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012

$452,223	$684,919	$(712,723)	$(108,870)	$1,101,220	$1,341,142
4,105,953	3,940,018	31,961,695	2,546,701	17,158,350	19,713,405
-	-	-	-	-	-
11,025,496	8,652,009	20,845,444	109,255,075	21,266,576	26,335,362
-	-	-	-	-	-
$15,583,672	$13,276,946	$52,094,416	$111,692,906	$39,526,146	$47,389,909

-	(1,876,476)	-	-	-	(6,214,474)
-	-	-	-	-	-

-	(2,209,948)	-	(125,438)	-	(14,123,379)
-	-	-	-	-	-
$-	$(4,086,424)	$-	$(125,438)	$-	$(20,337,853)

69,193,732	74,466,129	100,182,295	219,766,653	89,692,829	98,053,970
-	3,930,160	-	116,403	-	19,493,159
(18,991,383)	(19,922,223)	(141,153,412)	(296,295,200)	(51,406,226)	(79,838,936)

-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	-	-	-
50,202,349	58,474,066	(40,971,117)	(76,412,144)	38,286,603	37,708,193
$65,786,021	$67,664,588	$11,123,299	$35,155,324	$77,812,749	$64,760,249

128,963,894	61,299,306	679,980,377	644,825,053	281,028,913	216,268,664
$194,749,915	$128,963,894	$691,103,676	$679,980,377	$358,841,662	$281,028,913
$552,624	$100,402	$(712,723)	$-	$1,190,810	$89,589

3,153,787	3,722,881	4,027,898	9,853,128	3,733,606	4,415,685
-	197,820	-	5,429	-	904,869
(860,562)	(1,023,892)	(5,665,013)	(13,368,770)	(2,141,941)	(3,655,031)

-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	-	-	-

2,293,225	2,896,809	(1,637,115)	(3,510,213)	1,591,665	1,665,523
-	-	-	-	-	-

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2013

STATEMENT OF CHANGES IN NET ASSETS

June 30, 2013 (unaudited) (continued)

	Parnassus Asia Fund		Parnassus Fixed-Income Fund
	April 30, 2013 (inception date) through June 30, 2013 (unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012

Investment income (loss) from operations
Net investment income (loss)	$(4,431)	$-	$1,922,572	$3,933,652
Net realized gain from securities transactions	-	-	1,976,396	443,957
Net realized gain (loss) on foreign currency related transactions	(497)	-	-	-
Net change in unrealized appreciation (depreciation) of securities	(2,271)	-	(8,338,202)	99,851
Net change in unrealized appreciation (depreciation) on foreign currency related transactions	(89)	-	-	-
Increase (decrease) in net assets resulting from operations	$(7,288)	$-	$(4,439,234)	$4,477,460
Distributions
From net investment income
Investor shares	-	-	(1,922,903)	(4,126,137)
Institutional shares	-	-	-	-
From realized capital gains
Investor shares	-	-	-	(59,237)
Institutional shares	-	-	-	-
Distributions to shareholders	$-	$-	$(1,922,903)	$(4,185,374)
Capital share transactions
Investor shares
Proceeds from sale of shares	2,196,739	-	23,882,608	60,356,563
Reinvestment of dividends	-	-	1,679,472	3,656,843
Shares repurchased	-	-	(47,023,258)	(50,304,715)
Institutional shares
Proceeds from sale of shares	-	-	-	-
Reinvestment of dividends	-	-	-	-
Shares repurchased	-	-	-	-
Increase (decrease) in net assets from capital share transactions	2,196,739	-	(21,461,178)	13,708,691
Increase (decrease) in net assets	$2,189,451	$-	$(27,823,315)	$14,000,777
Net Assets
Beginning of year	-	-	225,723,280	211,722,503
End of period	$2,189,451	$-	$197,899,965	$225,723,280
Undistributed net investment income (loss)	$(4,431)	$-	$28,044	$28,376
Shares issued and redeemed
Investor shares
Shares sold	146,497	-	1,371,790	3,432,411
Shares issued through dividend reinvestment	-	-	96,725	207,470
Shares repurchased	-	-	(2,706,043)	(2,862,335)
Institutional shares
Shares sold	-	-	-	-
Shares issued through dividend reinvestment	-	-	-	-
Shares repurchased	-	-	-	-
Net increase (decrease) in shares outstanding
Investor shares	146,497	-	(1,237,528)	777,546
Institutional shares	-	-	-	-

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2013	PARNASSUS FUNDS

Notes to Financial Statements (unaudited)

1. Organization

The Parnassus Funds are comprised of two Trusts, the Parnassus Funds trust and the Parnassus Income Funds trust (collectively the “Trusts”), organized as Massachusetts Business Trusts registered under the Investment Company Act of 1940 as diversified, open-end investment management companies, and are comprised of seven separate funds (each a “Fund” and, collectively the “Funds”). The Parnassus Funds trust includes the Parnassus Fund, which commenced operations on December 27, 1984, the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund and the Parnassus Workplace Fund, which each commenced operations on April 29, 2005, and the Parnassus Asia Fund, which commenced operations on April 30, 2013. The Parnassus Income Funds trust includes the Parnassus Equity Income Fund and the Parnassus Fixed-Income Fund, both of which commenced operations on August 31, 1992. Each Fund has distinct investment objectives. In general, the Funds each seek long-term capital appreciation.

2. Significant Accounting Policies

Short-Term Securities

Short-term securities represent investments of excess cash and consist of time deposits, community development loans, certificates of deposit and money market funds.

Security Transactions and Related Investment Income and Expenses

Securities transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method, which approximates the interest method. Expenses are recorded on an accrual basis.

Class Allocations

Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various shares classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and Distributions to Shareholders

Dividends and distributions to shareholders are recorded on the ex-dividend date to shareholders of record on the record date. The Parnassus Equity Income Fund pays income dividends quarterly and capital-gain dividends annually. The Parnassus Fixed-Income Fund pays income dividends monthly and capital-gain dividends annually. The other Funds pay income and capital-gain dividends annually.

Currency Translation

Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by pricing vendor on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Securities Valuations

Methods and Inputs

Equity securities that are listed or traded on a national securities exchange are stated at market value, based on recorded closing sales on the exchange or on the Nasdaq’s National Market official closing price. In the absence of a recorded sale, and for over-the-counter securities, equity securities are stated at the mean between the last recorded bid and asked prices.

PARNASSUS FUNDS	Semiannual Report • 2013

Notes to Financial Statements (unaudited) (continued)

Long-term, fixed-income securities are valued each business day using prices based on procedures established by independent pricing services and approved by the Board of Trustees (the “Trustees”). Fixed-income securities with an active market are valued at the “bid” price where such quotes are readily available from brokers and dealers and are representative of the actual market for such securities. Other fixed-income securities experiencing a less active market are valued as determined by the pricing services based on methods which include consideration of trading in securities of comparable yield, quality, coupon, maturity and type, as well as indications as to values from dealers and other market data without exclusive reliance upon quoted prices or over-the-counter prices, since such valuations are believed to reflect more accurately the value of such securities. Investments in registered investment companies are valued at their net asset value.

Investments where market quotations are not readily available are priced at their fair value by the Fund’s investment adviser (acting in good faith), in accordance with procedures established by the Trustees. These investments include certificates of deposit and community development loans. These investments carry interest rates ranging from 0.1% to 2.5% with maturities of one year or less. In determining fair value, the Fund’s investment adviser may consider a variety of information including, but not limited to, the following: price based upon a multiple of earnings or sales, fundamental analytical data and an evaluation of market conditions. A valuation adjustment is applied to certificates of deposit, community development loans and other community development investments as an estimate of potential penalties for early withdrawal.

Securities traded on a foreign exchange are valued at the close of trading on the primary exchange on which they trade. The Funds may additionally use independent pricing services to assist in determining a current market value for each security based on sources believed to be reliable. Events affecting the value of foreign investments may occur between the time at which the values are determined and when the Funds’ NAV is calculated, which is usually the close of trading on the NYSE. If these events cause market quotations to be unreliable, and the impact of events can be reasonably determined, the investments will be valued at their fair value in accordance with the Funds’ pricing procedures and with the assistance of third-party pricing services. Foreign securities held by the Funds may be traded on days and at times when the NYSE is closed. Accordingly, the NAV of the Funds may be significantly affected on days when shareholders have no access to the Funds.

The Funds follow Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosure, which defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Funds’ portfolio investments. These inputs are summarized in three levels, Level 1—unadjusted quoted prices in active markets for identical investments, Level 2—other significant observable inputs (including quoted prices for similar investments) and Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The Funds adopted Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06 (“ASU 2010-06”), Improving Disclosures about Fair Value Measurements, which, among other things, amends ASC 820 to require entities to separately present purchases, sales, issuances, and settlements in their reconciliation of Level 3 fair value measurements (i.e., to present such items on a gross basis rather than on a net basis), and requires additional disclosure related to recurring and nonrecurring fair value measurements with respect to transfer in and out of Levels 1 and 2. It also clarifies existing disclosure requirements provided by ASC 820 regarding the level of disaggregation and the inputs and valuation techniques used to measure fair value.

Securities Lending

The Parnassus Funds, with the exception of the Parnassus Asia Fund, have entered into an agreement with Brown Brothers Harriman & Co., dated July 29, 2009 (“Agreement”), to provide securities lending services to the Funds. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds.

Under the Agreement, the borrowers pay the Funds negotiated lenders’ fees and the Funds receive cash collateral in an amount equal to 102% of the market value of loaned securities. The borrower of securities is at all times required to post cash collateral to the portfolio in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. If the borrower defaults on its obligations to return the securities loaned because of insolvency or other reasons, the

Semiannual Report • 2013	PARNASSUS FUNDS

Notes to Financial Statements (unaudited) (continued)

portfolio could experience delays and costs in recovering the securities loaned. The Funds retained beneficial ownership and all economic benefits in the securities they have loaned and continues to receive interest paid by the securities and payments equivalent to dividends, and to participate in any changes in their market value, but does not have the proxy voting rights with respect to loaned securities. Each portfolio manager of the Funds has the responsibility to request that the securities lending agent call back securities which are out on loan to vote on material matters and it is the Funds’ policy that the portfolio managers vote on all material matters. However, the ability to timely recall shares for proxy voting purposes typically is not entirely within the control of the portfolio manager, the Funds or their securities lending agent. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

Income generated from securities lending is presented in the Statements of Operations. Cash collateral received by the Funds is reflected as an asset (securities purchased with cash collateral from securities lending) and the related liability (payable upon return of securities loaned) is presented in the Statements of Assets and Liabilities.

Community Development Investment Programs

The Funds may each invest up to 2% of their assets in community investments and community-development loan funds. Each of the Funds may invest in obligations issued by community loan funds at below-market interest rates if the projects financed have a positive social impact. Generally, there is no secondary market on loan funds and thus these are considered illiquid.

As part of our community development investment program, the Parnassus Equity Income Fund has entered into an agreement for fund investments through the Certificate of Deposit Account Registry Service (“CDARS”) network. The CDARS network allows members to place funds in time deposits with depository institutions whose accounts are insured by the Federal Deposit Insurance Corporation (“FDIC”). Provisions stipulate that participating institutions are FDIC insured, however, in the event of default or bankruptcy by any party to the agreement, the proceeds of the investment may be delayed or subject to legal proceedings and are subject to FDIC limits. While certain investments of the Funds may be bank deposits and may be covered by FDIC insurance, the Funds are themselves not covered by FDIC insurance.

The Parnassus Equity Income Fund and the Parnassus Fixed-Income Fund holds debt instruments issued by MicroVest Plus, LP, a microfinance limited partnership specializing in providing capital to international microfinance institutions (“MFI’s”) that extend credit to developing countries and the entrepreneurial poor. This instrument may be subject to political and foreign currency exchange risk not normally associated with domestic debt instruments. MicroVest Plus, LP’s investment in MFI’s can be affected by, among other factors, commodity prices, inflation, interest rates, taxation, social instability, and other political, economic or diplomatic developments in or affecting the various countries where MFI’s operate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment to or additional disclosure in the financial statements.

4. Risk Factors

Investing in the Parnassus Funds may involve certain risks including, but not limited to the following:

Market Conditions

The prices of, and the income generated by, the common stocks and other securities held by the Funds may decline in response to certain events taking place around the world, including those directly involving the companies whose securities

PARNASSUS FUNDS	Semiannual Report • 2013

Notes to Financial Statements (unaudited) (continued)

are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. Additionally, the values of, and the income generated by, most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these debt securities. The Funds’ investment adviser attempts to reduce these risks through diversification of the portfolio and ongoing credit analysis as well as by monitoring economic and legislative developments, but there can be no assurance that it will be successful at doing so. Investments in securities issued by entities based outside the U.S. may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; different securities market structures and higher transaction costs.

Investing Outside the U.S.

Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because political, social, economic or market developments or instability in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging and developing countries.

5. Taxation and Distributions

Federal Income Taxes

The Trusts intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to shareholders. Therefore, no federal income tax provision is required. Income distributions and capital-gain distributions are determined in accordance with income tax regulations, which may differ from U.S. Generally Accepted Accounting Principles (“GAAP”).

The Funds follow ASC 740, Income Taxes, relating to uncertainty in income taxes and disclosures. ASC 740 establishes a minimum threshold for income tax benefits to be recognized in the financial statements. These tax benefits must meet a “more likely than not” threshold, which means that based on technical merits, they have a more than 50% likelihood of being sustained upon examination by the tax authority. Tax benefits meeting this threshold are measured as the largest amount of tax benefit that is greater than 50% likely of being realized upon ultimate settlement with the tax authority. As of and during the year ended December 31, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur interest or penalties. The Funds are not subject to examination by U.S. federal taxing authorities before 2010 or state taxing authorities before 2009.

The prices of, and the income generated by, the common stocks and other securities held by the Funds may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. Additionally, the values of, and the income generated by, most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these debt securities. The Funds’ investment adviser attempts to reduce these risks through diversification of the portfolio and ongoing credit analysis as well as by monitoring economic and legislative developments, but there can be no assurance that it will be successful at doing so. Investments in securities issued by entities based outside the U.S. may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; different securities market structures and higher transaction costs.

Semiannual Report • 2013	PARNASSUS FUNDS

Notes to Financial Statements (unaudited) (continued)

Tax Matters and Distributions

At June 30, 2013, the cost of investments in long-term securities and net unrealized appreciation/depreciation for income tax purposes were as follows:

	Parnassus Fund	Parnassus Equity Income Fund	Parnassus Mid-Cap Fund	Parnassus Small-Cap Fund	Parnassus Workplace Fund	Parnassus Asia Fund	Parnassus Fixed-Income Fund
Cost of investment	$412,703,945	$4,729,388,608	$158,334,964	$623,950,400	$287,339,561	$127,808	$174,278,997
Unrealized appreciation	76,039,557	1,239,369,915	23,513,968	90,553,712	48,579,211	-	6,125,807
Unrealized depreciation	12,473,669	24,033,428	1,082,246	35,117,435	1,809,100	2,360	2,503,959
Net unrealized appreciation (depreciation)	$63,565,888	$1,215,336,487	$22,431,722	$55,436,277	$46,770,111	$(2,360)	$3,621,848

At December 31, 2012, estimated net capital loss carry forwards, which are available to offset future net short-term related capital gains, were as follows:

Fund	Deferred Capital Loss Carry Forwards
Parnassus Small-Cap Fund	$3,264,786

Post-October capital losses as of December 31, 2012, which are deferred until 2013 for income tax purposes were as follows:

Fund	Deferred Post-October Capital Loss
Parnassus Workplace Fund	$774

Net investment income and net ordinary income is the same for all Funds for financial statement and tax purposes during the six-month period ended June 30, 2013. Net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales.

PARNASSUS FUNDS	Semiannual Report • 2013

Notes to Financial Statements (unaudited) (continued)

6. Fair Value Measurements

The following table summarizes the portfolios financial assets as of June 30, 2013, that is valued at fair value on a recurring basis:

Parnassus Fund
Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Consumer Discretionary	$58,458,500	$-	$-	$58,458,500

Consumer Staples	19,068,050	-	-	19,068,050

Energy	11,432,000	-	-	11,432,000

Financials	66,831,400	-	-	66,831,400

Healthcare	39,148,600	-	-	39,148,600

Industrials	55,450,500	-	-	55,450,500

Information Technology	208,885,300	-	-	208,885,300

Materials	8,804,271	-	-	8,804,271

Utilities	7,353,310	-	-	7,353,310

Short-Term Investments	14,210,977	-	1,361,101	15,572,078
Total	$489,642,908	$-	$1,361,101	$491,004,009

Parnassus Equity Income Fund
Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Consumer Discretionary	$479,326,538	$-	$-	$479,326,538

Consumer Staples	1,159,153,960	-	-	1,159,153,960

Energy	543,690,073	-	-	543,690,073

Financials	127,380,000	-	-	127,380,000

Healthcare	496,515,134	-	-	496,515,134

Industrials	1,169,447,969	-	-	1,169,447,969

Information Technology	1,217,439,790	-	-	1,217,439,790

Materials	261,760,717	-	-	261,760,717

Utilities	489,931,310	-	-	489,931,310

Short-Term Investments	641,544,331	-	7,708,295	649,252,626
Total	$6,586,189,822	$-	$7,708,295	$6,593,898,117

Semiannual Report • 2013	PARNASSUS FUNDS

Notes to Financial Statements (unaudited) (continued)

Parnassus Mid-Cap Fund
Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Consumer Discretionary	$16,233,454	$-	$-	$16,233,454

Consumer Staples	5,858,440	-	-	5,858,440

Energy	16,233,704	-	-	16,233,704

Financials	16,096,950	-	-	16,096,950

Healthcare	16,910,427	-	-	16,910,427

Industrials	43,978,135	-	-	43,978,135

Information Technology	42,314,426	-	-	42,314,426

Materials	7,072,115	-	-	7,072,115

Utilities	16,038,012	-	-	16,038,012

Short-Term Investments	21,527,895	-	-	21,527,895
Total	$202,263,558	$-	$-	$202,263,558

Parnassus Small-Cap Fund
Investment securities	Level 1	Level 2	Level 3	Total
Equities:

Consumer Discretionary	$64,493,000	$-	$-	$64,493,000

Energy	34,694,750	-	-	34,694,750

Financials	78,945,200	-	-	78,945,200

Healthcare	55,456,500	-	-	55,456,500

Industrials	110,235,500	-	-	110,235,500

Information Technology	229,856,594	-	-	229,856,594

Materials	67,870,454	-	-	67,870,454

Utilities	37,694,799	-	-	37,694,799

Short-Term Investments	59,714,530	-	-	59,714,530
Total	$738,961,327	$-	$-	$738,961,327

Parnassus Workplace Fund
Investment securities	Level 1	Level 2	Level 3	Total
Equities:

Consumer Discretionary	$25,258,000	$-	$-	$25,258,000

Consumer Staples	31,219,750	-	-	31,219,750

Financials	66,076,500	-	-	66,076,500

Healthcare	25,531,450	-	-	25,531,450

Industrials	48,997,900	-	-	48,997,900

Information Technology	128,535,080	-	-	128,535,080

Utilities	8,420,750	-	-	8,420,750

Short-Term Investments	26,776,665	-	-	26,776,665
Total	$360,816,095	$-	$-	$360,816,095

PARNASSUS FUNDS	Semiannual Report • 2013

Notes to Financial Statements (unaudited) (continued)

Parnassus Asia Fund
Investment Securities	Level 1	Level 2	Level 3	Total

Singapore	$-	$20,447	$-	$20,447

South Korea	-	23,386	-	23,386

Thailand	-	36,885	-	36,885

United States	44,730	-	-	44,730

Short-Term Investments	2,056,044	-	-	2,056,044
Total	$2,100,774	$80,718	$-	$2,181,492

Parnassus Fixed-Income Fund
Investment Securities	Level 1	Level 2	Level 3	Total
Convertible Bonds	$-	$1,003,125	$-	$1,003,125
Corporate Bonds	-	65,110,053	-	65,110,053
Supranational Bonds	-	4,966,015	-	4,966,015
U.S. Government Treasury Bonds	-	106,821,652	-	106,821,652

Short-Term Investments	16,191,007	-	2,456,438	18,647,445
Total	$16,191,007	$177,900,845	$2,456,438	$196,548,290

The following table reconciles the valuation of the Funds’ Level 3 investment securities and related transactions as of June 30, 2013:

	Parnassus Fund	Parnassus Equity Income Fund	Parnassus Fixed-Income Fund
	Certificates of Deposit	Certificates of Deposit
	Community Development Loans	Community Development Loans	Community Development Loans
Balance as of December 31, 2012	$1,384,196	$7,561,876	$2,382,055
Discounts/premiums amortization	(23,095)	146,419	74,383
Purchases	1,200,000	1,400,000	-
Sales	(1,200,000)	(1,400,000)	-
Balance as of June 30, 2013	$1,361,101	$7,708,295	$2,456,438

There were no significant transfers between Level 1 and Level 2. Additionally, there were no significant transfers in and/or out of Level 3.

Semiannual Report • 2013	PARNASSUS FUNDS

Notes to Financial Statements (unaudited) (continued)

Quantitative information about Level 3 fair value measurement:

	Fair Value at June 30, 2013	Valuation Technique	Unobservable Input	Range / Weighted Average

Parnassus Fund
Certificates of Deposit	$879,182	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$481,919	Liquidity Discount	Discount for Lack of Marketability	6%
			Probability of Default	6%
Parnassus Equity Income Fund
Certificates of Deposit	$346,944	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$7,361,351	Liquidity Discount	Discount for Lack of Marketability	6%
			Probability of Default	6%
Parnassus Fixed-Income Fund
Community Development Loans	$2,456,438	Liquidity Discount	Discount for Lack of Marketability	6%
			Probability of Default	6%

The significant unobservable inputs used in fair value measurement of the Fund’s Certificates of Deposits are a discount for lack of marketability. The significant unobservable inputs used in the fair value measurement of the Fund’s Community Development Loans are a discount for lack of marketability and a discount for the probability of default. Significant increases in any of these inputs in isolation would result in a lower fair value measurement. Generally, a change in the assumption used for probability of default should be accompanied by a directionally-similar change in the assumption used for the lack of marketability.

Certain foreign securities may be fair valued by independent pricing services if events occur between the time at which the market quotations are determined on the primary exchange and the close of trading on the NYSE. These events may affect the value of these securities and render market quotations unreliable. Such fair valuations are categorized as Level 2 investments. Foreign securities that are valued based on market quotations are categorized as Level 1 investments.

The Funds value securities and other assets for which market quotations are not readily available or reliable by appraisal at their fair value as determined in good faith by the Funds’ investment adviser under procedure established by and under the general supervision and responsibility of the Trustees. The Fund’s valuation committee is comprised of independent trustees who also comprise the Funds’ audit committee. The committee reviews the methodologies used by the Funds when securities have been identified as being fair valued and include the percentages used when determining liquidity discounts or discounts to be taken for lack of marketability. The Trustees review the changes in fair value measurement and methods used to substantiate the unobservable inputs on a quarterly basis.

7. Capital Stock

Capital stock consists of an unlimited number of authorized shares of capital stock with no par value.

PARNASSUS FUNDS	Semiannual Report • 2013

Notes to Financial Statements (unaudited) (continued)

8. Investments in Affiliates

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting shares. During the six-month period ended June 30, 2013, the Funds below held 5% or more of the outstanding voting shares of the noted portfolio companies. During this period, other Funds in the Trust may also have held voting shares of the issuers at levels below 5%.

A summary of transactions in securities of issuers affiliated with a Fund for the six-month period ended June 30, 2013 is set forth below.

	Beginning shares as of December 31, 2012	Shares purchased	Shares sold	Ending shares as of June 30, 2013	Market Value of affiliates at June 30, 2013	Dividend Income January 1, 2013 – June 30, 2013
Parnassus Equity Income Fund
Name of Company:
Compass Minerals International Inc.	1,432,083	302,221	-	1,734,304	$146,600,717	$1,890,391
Northwest Natural Gas Co.	1,563,129	103,871	-	1,667,000	70,814,160	1,439,224
W&T Offshore Inc.	4,000,000	1,300,000	-	5,300,000	75,737,000	841,058
WD-40 Co.	1,131,000	-	-	1,131,000	61,616,880	701,220
Total Affiliates					$354,768,757	$4,871,893

Parnassus Small-Cap Fund
Name of Company:
Ceragon Networks Ltd.	2,900,000	-	288,525	2,611,475	$8,200,032	$-
Total Affiliates					$8,200,032	$-

9. Purchases and Sales of Securities

Purchases and proceeds from sales of securities for affiliated and unaffiliated holdings, excluding short-term securities, for the six-month period ended June 30, 2013 were as follows:

Fund	Affiliated Purchases	Unaffiliated Purchases	Affiliated Sales	Unaffiliated Sales
Parnassus Fund	$-	$157,726,815	$-	$205,041,069
Parnassus Equity Income Fund	44,517,444	1,316,500,279	-	849,980,238
Parnassus Mid-Cap Fund	-	56,771,127	-	12,944,314
Parnassus Small-Cap Fund	-	191,156,413	1,062,666	215,386,239
Parnassus Workplace Fund	-	100,680,629	-	77,058,579
Parnassus Asia Fund	-	127,808	-	-
Parnassus Fixed-Income Fund	-	22,236,639	-	47,179,841

10. Investment Advisory Agreement and Transactions with Affiliates

Under terms of an agreement which provides for furnishing investment management and advice to the Funds, Parnassus Investments is entitled to receive fees payable monthly, based on each Fund’s average daily net assets for the month, at the following annual rates:

Parnassus Fund: 1.00% of the first $10,000,000, 0.75% of the next $20,000,000, 0.70% of the next $70,000,000, 0.65% of the next $100,000,000 and 0.60% of the amount above $200,000,000. Parnassus Mid-Cap Fund and Parnassus Workplace Fund: 0.85% of the first $100,000,000, 0.80% of the next $100,000,000, 0.75% of the next $300,000,000 and 0.70% of the

Semiannual Report • 2013	PARNASSUS FUNDS

Notes to Financial Statements (unaudited) (continued)

amount above $500,000,000. Parnassus Small-Cap Fund: 1.00% of the first $100,000,000, 0.90% of the next $100,000,000, 0.85% of the next $300,000,000 and 0.80% of the amount above $500,000,000. Parnassus Asia Fund: 1.10% of the first $100 million in assets, 1.05% of the next $400 million and 1.00% of the amount above $500 million. For a period including the six-month period ended June 30, 2013, Parnassus Investments has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 0.99% of net assets for the Parnassus Fund, 1.20% of net assets for the Parnassus Mid-Cap Fund, Parnassus Small-Cap Fund and Parnassus Workplace Fund and 1.45% of the net assets for the Parnassus Asia Fund.

Parnassus Equity Income Fund: 0.75% of the first $30,000,000, 0.70% of the next $70,000,000 and 0.65% of the next $400,000,000 and 0.60% of the amount above $500,000,000. Parnassus Fixed-Income Fund: 0.50% of the first $200,000,000, 0.45% of the next $200,000,000 and 0.40% of the amount above $400,000,000. For a period including the six-month period ended June 30, 2013, Parnassus Investments has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 0.99% of net assets for the Parnassus Equity Income Fund – Investor Shares, 0.78% of net assets for the Parnassus Equity Income Fund – Institutional Shares, and 0.68% of net assets for the Parnassus Fixed-Income Fund.

Parnassus Investments receives fees under terms of a separate agreement which provides for furnishing transfer agent and fund administration services to the Funds. The transfer agent fee was $2.50 per month per account plus any out-of-pocket expenses for the Parnassus Fund, Parnassus Mid-Cap Fund, Parnassus Small-Cap Fund, Parnassus Workplace Fund and Parnassus Asia Fund. The transfer agent fee was $2.70 per month per account plus any out-of-pocket expenses for the Parnassus Equity Income Fund and Parnassus Fixed-Income Fund. The Funds pay the monthly fee based on the number of accounts on record at each month-end. The fund administration services fee reflects annual rates based on net assets for all Funds managed by Parnassus Investments and was allocated based on respective fund net assets. The fund administration services fee was 0.02% of average net assets under this new agreement for the six-month period ended June 30, 2013.

Parnassus Investments may also arrange for third parties to provide certain services, including account maintenance, recordkeeping and other personal services to their clients who invest in the Funds. For these services, the Funds may pay service providers an aggregate service fee on investment accounts at a rate not to exceed 0.25% per annum of average daily net assets. The Parnassus Equity Income Fund – Institutional Shares does not pay service provider fees.

PARNASSUS FUNDS	Semiannual Report • 2013

Financial Highlights (unaudited)

For a Share Outstanding for the Period Ended	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Securities(a)	Total from Investment Operations(a)	Dividends from Net Investment Income	Distributions from Net Realized Gains on Securities

Parnassus Fund
Six-Month Period Ended June 30, 2013 (unaudited)	$40.62	$0.14	$5.05	$5.19	$-	$-
2012	35.23	0.28	8.64	8.92	(0.80)	(2.73)
2011	40.49	0.13	(2.25)	(2.12)	(0.12)	(3.02)
2010	34.82	0.15	5.67	5.82	(0.15)	-
2009	23.59	0.09	11.22	11.31	(0.08)	-
2008	36.66	0.17	(12.76)	(12.59)	(0.17)	(0.31)
Parnassus Equity Income Fund – Investor Shares
Six-Month Period Ended June 30, 2013 (unaudited)	29.20	0.20	3.97	4.17	(0.20)	-
2012	26.35	0.39	3.64	4.03	(0.74)	(0.44)
2011	26.31	0.32	0.48	0.80	(0.31)	(0.45)
2010	24.45	0.30	1.85	2.15	(0.29)	-
2009	19.29	0.33	5.15	5.48	(0.32)	-
2008	25.31	0.27	(6.05)	(5.78)	(0.24)	-
Parnassus Equity Income Fund – Institutional Shares
Six-Month Period Ended June 30, 2013 (unaudited)	29.26	0.23	3.95	4.18	(0.22)	-
2012	26.41	0.45	3.64	4.09	(0.80)	(0.44)
2011	26.36	0.38	0.50	0.88	(0.38)	(0.45)
2010	24.51	0.38	1.82	2.20	(0.35)	-
2009	19.34	0.31	5.22	5.53	(0.36)	-
2008	25.35	0.32	(6.05)	(5.73)	(0.28)	-
Parnassus Mid-Cap Fund
Six-Month Period Ended June 30, 2013 (unaudited)	20.27	0.06	2.17	2.23	-	-
2012	17.69	0.16	3.10	3.26	(0.30)	(0.38)
2011	18.25	0.06	0.51	0.57	(0.13)	(1.00)
2010	16.28	0.30	2.70	3.00	(0.24)	(0.79)
2009	12.00	0.11	4.24	4.35	(0.07)	-
2008	17.39	0.06	(5.21)	(5.15)	(0.03)	(0.21)
Parnassus Small-Cap Fund
Six-Month Period Ended June 30, 2013 (unaudited)	23.77	(0.03)	1.89	1.86	-	-
2012	20.08	- (c)	3.69	3.69	-	- (c)
2011	23.95	(0.04)	(3.15)	(3.19)	- (c)	(0.68)
2010	17.92	0.15	6.53	6.68	(0.47)	(0.18)
2009	12.63	0.13	5.24	5.37	(0.08)	-
2008	16.91	0.08	(4.32)	(4.24)	(0.04)	-
Parnassus Workplace Fund
Six-Month Period Ended June 30, 2013 (unaudited)	22.17	0.08	2.90	2.98	-	-
2012	19.64	0.12	4.13	4.25	(0.50)	(1.22)
2011	20.81	0.05	(0.40)	(0.35)	(0.05)	(0.77)
2010	19.45	0.02	2.48	2.50	0.50	0.64
2009	12.22	0.03	7.56	7.59	(0.33)	(0.03)
2008	17.60	0.05	(5.33)	(5.28)	-	(0.10)
Parnassus Asia Fund
June 30, 2013 (unaudited)(d)	15.00	(0.04)	(0.01)	(0.05)	-	-
Parnassus Fixed-Income Fund
Six-Month Period Ended June 30, 2013 (unaudited)	17.56	0.16	(0.52)	(0.36)	(0.16)	-
2012	17.53	0.31	0.05	0.36	(0.33)	- (c)
2011	16.90	0.33	0.88	1.21	(0.34)	(0.24)
2010	16.74	0.45	0.65	1.10	(0.59)	(0.35)
2009	16.19	0.51	0.69	1.20	(0.64)	(0.01)
2008	16.29	0.47	0.01	0.48	(0.57)	(0.01)

Semiannual Report • 2013	PARNASSUS FUNDS

Total Dividends and Distributions	Net Asset Value End of Period	Total Overall Return		Net Assets End of Period (000s)	Ratio of Gross Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (Net of Waiver and Expense Offset Arrangements)(b)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$-	$45.81	12.78%		$480,418	0.86%		0.86%		0.67%		32.92%
(3.53)	40.62	26.04		470,136	0.90		0.90		0.70		52.72
(3.14)	35.23	(5.01)		354,572	0.94		0.94		0.33		74.43
(0.15)	40.49	16.71		444,457	0.97		0.97		0.42		51.77
(0.08)	34.82	47.94		351,176	1.00		0.99		0.31		53.24
(0.48)	23.59	(34.12)		173,911	1.01		0.99		0.51		98.38

(0.20)	33.17	14.28		4,984,182	0.86		0.86		1.24		15.59
(1.18)	29.20	15.43		4,023,309	0.90		0.90		1.38		24.34
(0.76)	26.35	3.13		3,398,905	0.94		0.94		1.19		63.04
(0.29)	26.31	8.89		3,150,408	0.99		0.99		1.23		54.30
(0.32)	24.45	28.73		2,364,691	0.99		0.99		1.63		60.16
(0.24)	19.29	(22.95)		1,400,214	0.99		0.99		1.21		70.20

(0.22)	33.22	14.31		1,363,415	0.69		0.69		1.41		15.59
(1.24)	29.26	15.64		1,006,980	0.68		0.68		1.59		24.34
(0.83)	26.41	3.40		630,035	0.70		0.70		1.43		63.04
(0.35)	26.36	9.07		407,423	0.75		0.75		1.54		54.30
(0.36)	24.51	28.97		192,987	0.77		0.77		1.51		60.16
(0.28)	19.34	(22.73)		137,501	0.79		0.78		1.44		70.20

-	22.50	11.00		194,750	1.15		1.15		0.55		8.43
(0.68)	20.27	18.58		128,964	1.23		1.20		0.79		22.82
(1.13)	17.69	3.33		61,299	1.24		1.20		0.35		38.67
(1.03)	18.25	18.70		36,811	1.46		1.20		1.73		53.22
(0.07)	16.28	36.26		22,804	1.76		1.20		0.78		40.11
(0.24)	12.00	(29.38)		6,672	2.25		1.20		0.40		132.74

-	25.63	7.83		691,104	1.21		1.20		(0.20)		27.99
- (c)	23.77	18.40		679,980	1.23		1.20		(0.02)		32.85
(0.68)	20.08	(13.29)		644,825	1.22		1.20		(0.18)		39.50
(0.65)	23.95	37.37		445,343	1.30		1.20		0.75		35.33
(0.08)	17.92	42.50		115,168	1.47		1.20		0.81		46.00
(0.04)	12.63	(25.08)		26,805	1.86		1.20		0.51		100.41

-	25.15	13.44		358,842	1.08		1.08		0.69		26.26
(1.72)	22.17	20.03		281,029	1.14		1.14		0.54		69.25
(0.82)	19.64	(1.62)		216,269	1.16		1.16		0.22		47.22
(1.14)	20.81	12.96		143,491	1.25		1.20		0.09		53.85
(0.36)	19.45	62.13		95,300	1.36		1.20		0.16		32.73
(0.10)	12.22	(29.94)		7,951	2.32		1.20		0.30		72.58

-	14.95	(0.33	)(e)	2,189	4.29	(f)	1.45	(f)	(1.40	)(f)	-	(e)

(0.16)	17.04	(2.08)		197,900	0.78		0.68		1.81		11.23
(0.33)	17.56	2.08		225,723	0.79		0.68		1.78		5.45
(0.58)	17.53	7.24		211,723	0.81		0.75		1.92		29.25
(0.94)	16.9	6.61		180,186	0.83		0.75		2.60		56.06
(0.65)	16.74	7.48		137,924	0.87		0.75		3.07		46.24
(0.58)	16.19	2.98		100,070	0.88		0.75		2.90		44.87

Please see footnotes on page 66.

PARNASSUS FUNDS	Semiannual Report • 2013

Financial Highlights (unaudited) (continued)

(a) Income (loss) from operations per share is based on average daily shares outstanding.

(b) Parnassus Investments has contractually limited expenses to an annualized rate of 0.99% for the Parnassus Fund, 0.99% for the Parnassus Equity Income Fund – Investor Shares, 0.78% for the Parnassus Equity Income Fund – Institutional Shares, 1.20% for the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund and the Parnassus Workplace Fund, 1.45% for the Parnassus Asia Fund and 0.68% for the Parnassus Fixed Income Fund. For the period ending June 30, 2013, Parnassus Investments has agreed to further reduce the total operating expenses from 0.75% to 0.68% of net assets for the Parnassus Fixed Income Funds. (See note 10 for details).

(c) Amount less than $0.01.

(d) The Parnassus Asia Fund commenced operations on April 30, 2013, and the period shown is from April 30, 2013 through June 30, 2013.

(e) Not annualized for periods less than one year.

(f) Annualized.

Semiannual Report • 2013	PARNASSUS FUNDS

ADDITIONAL INFORMATION (unaudited)

Board of Trustees Consideration of Investment Advisory Agreements

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires that the Board of Trustees (the “Trustees”) of the Parnassus Funds trust and the Parnassus Income Funds trust (the “Trusts”) which collectively are known as the Parnassus Funds (the “Funds”), meet in person to review and consider the continuation of any investment advisory agreement. In this regard, the Trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act, (the “Independent Trustees”) met in person on March 28, 2013 and reviewed and re-approved the Trusts’ investment advisory agreements with Parnassus Investments. The Independent Trustees were provided with relevant information by Parnassus Investments, as described below, and were assisted in their evaluation of the investment advisory agreements by independent legal counsel, from whom they received assistance and advice, including a written memorandum, regarding the legal standards applicable to the consideration of advisory arrangements and with whom they met separately from Parnassus Investments’ management. In addition, the Trustees consider matters bearing on the management of the Funds and other arrangements at regular meetings throughout the year, including reviews of investment results and performance data at each regular meeting and periodic presentations from Parnassus Investments. Prior to approving the continuation of the investment advisory agreements, the Independent Trustees considered:

•	the nature, extent and quality of the services provided by Parnassus Investments;
•

the degree to which the Parnassus Fund, the Parnassus Equity Income Fund, the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund, the Parnassus Workplace Fund, the Parnassus Asia Fund and the Parnassus Fixed-Income Fund are being managed in accordance with each Fund’s stated investment objective;

•	the investment performance of the each of the Funds;
•	the cost of the services to be provided and profits to be realized by Parnassus Investments from its relationship with each of the Funds;
•	the extent to which economies of scale would be realized as each of the Funds grew and whether fee levels reflect these economies of scale;
•	the expense ratio of each of the Funds; and
•	the manner in which portfolio transactions for the Funds are conducted, including the use of soft dollars.

In considering the nature, extent and quality of the services provided by Parnassus Investments, the Independent Trustees reviewed written and oral reports prepared by Parnassus Investments describing the portfolio management, shareholder communication and servicing, prospective shareholder assistance and regulatory compliance services provided by Parnassus Investments to the Funds. The Independent Trustees also considered a written report prepared by Lipper, an independent provider of investment company data, comparing aspects of the portfolio management services provided by Parnassus Investments to similar services provided to a universe of comparable mutual funds (“Universe”). The Independent Trustees considered the experience of senior management and the qualifications, tenure, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Independent Trustees evaluated the ability of Parnassus Investments, based on its financial condition, resources, reputation and other attributes to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Independent Trustees further considered the compliance programs and compliance records of Parnassus Investments. In addition, the Independent Trustees took into account the administrative services provided to the Funds by Parnassus Investments. The Independent Trustees concluded that Parnassus Investments was providing essential services to the Funds.

The Independent Trustees compared the performance of each of the Funds to benchmark indices over various periods of time ending December 31, 2012 and to the Universe of comparable mutual funds as determined by Lipper. The Independent Trustees noted that the performance for the Parnassus Fund was above the median performance of the Universe for all time periods under review. The Parnassus Equity Income Fund’s performance was above the median performance of the Universe for the one-, two-, four-, five- and ten-year periods, and was below the median for the three-year period. The performance of the Parnassus Mid-Cap Fund and the Parnassus Workplace Fund was above the median of the Universe for all time periods under review. The Parnassus Small-Cap Fund’s performance was above the median performance of the Universe for the one-, three-, four- and five-year periods, and was below the median for the two-year period. The Independent Trustees further noted that the performance of the Parnassus Fixed-Income Fund was below the median performance of the Universe for all time periods under review. The Adviser discussed the performance of the Fixed-Income Fund with the Independent Trustees, and discussed plans to replace the portfolio manager. A new portfolio manager assumed responsibility for the

PARNASSUS FUNDS	Semiannual Report • 2013

ADDITIONAL INFORMATION (unaudited) (continued)

Fund on May 1, 2013. The Independent Trustees concluded that the overall performance of the Funds warranted the continuation of the investment advisory agreements.

In concluding that the advisory fees payable by each of the Funds were reasonable, the Independent Trustees reviewed a report of the costs of services provided, and the profits realized, by Parnassus Investments from its relationship with each Fund, and concluded that such profits were reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases. The Independent Trustees also reviewed reports comparing each Fund’s expense ratio and the advisory fees paid by each Fund to that of the applicable Universe and concluded that the advisory fee paid by each Fund and each Fund’s expense ratio was within the range of its respective Universe. The Independent Trustees noted that the Funds’ advisory fees were below the median for each Fund’s respective Universe with the exception of the Parnassus Workplace Fund. The Independent Trustees noted that the investment advisory fee for each Fund contained a number of breakpoints in an effort to reflect economies of scale that might be realized as each Fund grew. The Independent Trustees also noted that actual or potential economies of scale will be reasonably shared with the Fund shareholders through these breakpoints, fee waivers and expense reimbursement arrangements applicable to the Funds.

The Independent Trustees reviewed reports discussing the manner in which portfolio transactions for the Funds were conducted, including the use of soft dollars. Based on these reports, the Independent Trustees concluded that the research obtained by Parnassus Investments was beneficial to the Funds and that Parnassus Investments was executing each Fund’s portfolio transactions in a manner designed to obtain best execution for the Funds.

Based on their careful consideration of the information and factors described above, the Independent Trustees concluded that the approval of the continuation of the investment advisory agreements for the Trusts was in the best interest of the Funds and their shareholders. The Independent Trustees unanimously approved the continuation of the investment advisory agreements for an additional one-year period.

Proxy Disclosures

Parnassus’ proxy voting policies and procedures are available, without charge, on our website (www.parnassus.com), on the Securities and Exchange Commission’s website (www.sec.gov), and by calling us at (800) 999-3505. The Funds file a proxy voting record with the Securities and Exchange Commission for the 12 months ended June 30. The most recent report is available by calling Parnassus or obtaining it from the Securities and Exchange Commission’s website or the Parnassus website.

Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The quarterly portfolio holdings are available on the Securities and Exchange Commission’s website (www.sec.gov). The Funds’ Form N-Q may also be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Semiannual Report • 2013	PARNASSUS FUNDS

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PARNASSUS FUNDS	Semiannual Report • 2013

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PARNASSUS FUNDS

1 Market Street, Suite 1600

San Francisco, CA 94105

(800) 999-3505

www.parnassus.com

This report must be preceded or accompanied by a current prospectus.

Investment Adviser

Parnassus Investments

1 Market Street, Suite 1600

San Francisco, CA 94105

Legal Counsel

Foley and Lardner LLP

777 E. Wisconsin Ave.

Milwaukee, WI 53202

Independent Registered Public Accounting Firm

Deloitte and Touche, LLP

555 Mission Street

San Francisco, CA 94105

Distributor

Parnasssus Funds Distributor

1 Market Street, Suite 1600

San Francisco, CA 94105

Item 2: Code of Ethics

Not applicable for semi-annual reports. The information required by this Item is only required in an annual report on Form N-CSR.

Item 3: Audit Committee Financial Expert

Not applicable for semi-annual reports. The information required by this Item is only required in an annual report on Form N-CSR.

Item 4: Principal Accountant Fees and Services

Not applicable for semi-annual reports. The information required by this Item is only required in an annual report on Form N-CSR.

Item 5: Not applicable.

Item 6: Included as part of the report to shareholders filed under Item 1 of this form.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: For the purposes of this Item, there have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11: Controls and Procedures.

(a) The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared. The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the registrant’s fiscal half-year, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits attached hereto.

(a)(1) Code of Ethics – Not applicable for semi-annual reports.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) – Filed as an attachment to this filing.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference – Filed as an attachment to this filing.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 2, 2012	By: /s/ Jerome L. Dodson
Jerome L. Dodson
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: August 2, 2013

By: /s/ Jerome L. Dodson
Jerome L. Dodson
President

Date: August 2, 2013

By: /s/ Marc C. Mahon
Marc C. Mahon
Treasurer